As filed with the Securities and Exchange Commission on December 9, 2025
Securities Act File
No. 333-288919
Investment Company Act File
No. 811-24108

UN
ITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
N-2

☒
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective
Amendment No. 3
☐
Post-Effective Amendment No.
☒
REGISTRATION STATEMENT UNDER THE
INVESTMENT
COMPANY ACT OF 1940
☒
Amendment No.
 3

PennantPark Enhanced Income Fund
(Exact Name of Registrant as Specified in Charter)

1691 Michigan Avenue
Miami Beach,
FL
33139
(212)
905-1000
(Address and Telephone Number, Including Area Code, of Principal Executive Offices)
Arthur H. Penn
1691 Michigan Avenue
Miami Beach,
FL
33139
(Name and Address of Agent for Service)

Copies to:

Cynthia R. Beyea, Esq.	Thomas J. Friedmann, Esq.
Dechert LLP	Dechert LLP
1900 K Street NW	One International Place, 40th Floor
Washington, DC 20006	100 Oliver Street
(202) 261-3300	Boston, MA 02110
(617) 728-7120

Approximate date of commencement of proposed public offering:
as soon as practicable after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:     .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to Completion December 9, 2025
PEN
NANTPARK ENHANCED INCOME FUND
CLASS A SHARES
CLASS C SHARES
CLASS I SHARES
PennantPark Enhanced Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified,
closed-end
management investment company that is operated as an interval fund.
Investment Objective.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.
Investment Strategy.
We invest primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization (“NRSRO”) (“Senior Secured Loans”). Debt tranches rated BB are below investment grade or “junk”. To a lesser extent, we may invest in other CLO debt securities, CLO equity or other debt securities, including, but not limited to, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds, corporate loans, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, which may be of any credit quality, as consistent with our investment objectives. CLOs own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in some circumstances, unrated (commonly known as “junk” bonds). The principal and interest payments made to CLO junior tranches occur after the CLO’s senior operational expenses and investment grade tranches have received their contractual payments. A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of between approximately $10 million and $50 million. We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including, but not limited to senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. These opportunistic investments may also include, without limitation (i) debt and equity securities issued by business development companies, (ii) direct investments in Senior Secured Loans, (iii) fixed income securities and (iv) private investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy is broad and is not limited to any specific industry, sector, or a minimum or maximum market capitalization. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by
non-U.S.
loans and securities of other collective investment vehicles (e.g., public investment funds and private investment funds, including entities that are not regulated or registered under the 1940 Act), will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our Adviser’s assessment of prevailing market conditions.
Risks.
An investment in our shares involves a high degree of risk. In particular:

•	The Fund is newly organized and has no operating history.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate the Fund’s investments before the Fund makes them.

•	The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment.

•
In order to provide some liquidity to our shareholders, we offer to repurchase our outstanding shares on a quarterly basis. Our repurchase offers are conducted pursuant to a fundamental policy, pursuant to which we offer to repurchase no less than 5% of our outstanding shares on a non-discretionary
basis once each calendar quarter of each year. Although we will make quarterly repurchase offers, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer, and thus investors should consider our shares to be of limited liquidity.

•
We invest primarily in the junior debt securities and, to a lesser extent, equity, of CLOs that own a pool of senior secured loans. Our investments are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk.

•	The amount of distributions that we may pay, if any, is uncertain.

•
We may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital, borrowings or offering proceeds.

•	Our shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever.

•	No secondary market is expected to develop for our shares.

•	Investing in our shares may be speculative and involves a high degree of risk, including the risks associated with leverage.

•
An investor in Class A shares will pay a sales load of up to 5.75% on the amount invested. If you pay the maximum aggregate 5.75% for sales load, you must experience a total return on your net investment of 6.10% in order to recover these expenses.

See “Risk Factors” beginning on page 31 to read about the risks you should consider before buying our shares.
Investment Adviser.
We are externally managed by PennantPark Investment Advisers, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended.
Interval Fund.
Pursuant to our interval fund structure, we conduct quarterly repurchase offers, at net asset value (“NAV”), of no less than 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our board of trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider the Fund’s shares to be of limited liquidity. Shareholders will be notified of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Determination of NAV (“Repurchase Pricing Date”) occurs on the same date as the Repurchase Request Deadline. The NAV will be calculated on the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline, in accordance with Rule
23c-3
of the 1940 Act. The Fund expects to commence its quarterly repurchase program during the first quarter of 2026. See “Repurchases of Shares.”
Securities Offered.
The Fund is engaged in a continuous offering of shares of beneficial interest of the Fund. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund intends to offer three separate classes of common shares of beneficial interest (“shares”), designated as Class A shares, Class C shares and Class I shares. We may offer additional classes of shares in the future. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure. Class A shares and Class C shares will not be offered to investors until the Fund receives an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. See “Plan of Distribution — Share Classes.”

The Fund is offering to sell, through its principal underwriter, Ultimus Fund Distributors, LLC (the “Distributor”), under the terms of this prospectus, an unlimited number of shares of beneficial interest, at a price equal to NAV per share. The required minimum initial investment for Class A and Class C shares of the Fund is $2,500. The required minimum initial investment for Class I shares of the Fund is $100,000. The minimum additional investment for Class A, Class C and Class I shares in the Fund is $100. Assets that cannot be invested promptly in accordance with the Fund’s strategy will be invested in cash or cash equivalents. See “Plan of Distribution.”

	Per Class A Share	Per Class C Share (4)	Per Class I Share	Total (1)
Public Offering Price (1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load (2) as a Percentage of Purchase Amount	5.75%	None	None
Proceeds to the Fund Before Expenses (3)	Current NAV	Current NAV	Current NAV	Amount invested at NAV

(1)
Class A shares, Class C shares and Class I shares are or will be continuously offered at a price per share equal to the NAV per share for such class. Each share class will initially be offered at $25.00 per share. The required minimum initial investment for Class A and Class C shares of the Fund is $2,500. The required minimum initial investment for Class I shares of the Fund is $100,000. The minimum additional investment for Class A, Class C and Class I shares in the Fund is $100. The Fund may, in the Adviser’s sole discretion, accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the investment minimums stated above.

(2)
For Class A shares, the maximum sales charge is 5.75% of the amount invested. The sales load may be reduced or waived as disclosed in the Prospectus. The table assumes the maximum sales load is charged. If you buy any shares of the Fund through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

(3)
Assumes that all shares currently registered are sold in the continuous offering and the maximum sales load is charged. The proceeds may differ from that shown if additional shares are registered. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of shares. Through December 31, 2026, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.75% of the average daily value of the Fund’s net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the
36-month
period after the Adviser bears the expense.

(4)	Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares repurchased fewer than 365 days after their purchase.
This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [    ], 2025 is available upon request and without charge by writing the Fund at c/o PennantPark Investment Advisers, LLC, 1691 Michigan Avenue, Miami Beach, FL 33139. You may also request a free copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (212)
905-1000
or by visiting www.pennantpark.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at
www.sec.gov
. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link. You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction. The Fund’s outstanding shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
PennantPark Investment Advisers, LLC
Investment Adviser
[    ], 2025

i

PROSPECTUS SUMMARY
This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information (the “SAI”), particularly the information set forth under the heading “Risk Factors.”
Unless otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to PennantPark Enhanced Income Fund. We refer to PennantPark Investment Advisers, LLC, our investment adviser, as “PennantPark” and the “Adviser.”
The Fund
We are a continuously offered,
non-diversified,
closed-end
management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and operates as an interval fund. As such, we are required to comply with certain regulatory requirements. See “Regulation.” We are externally managed by PennantPark Investment Advisers, LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), which oversees the management of our activities and is responsible for making investment decisions for our portfolio. The Fund intends to elect, and qualify annually thereafter, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of March 31, 2025, our Adviser had approximately $10 billion of assets under management.
1
Pursuant to our interval fund structure, we conduct quarterly repurchase offers, at NAV, of no less than 5% of our outstanding shares (the “Repurchase Program”). Typically, we conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our board of trustees (the “Board”) and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.”
The Fund intends to offer three separate classes of common shares of beneficial interest (“shares”), designated as Class A shares, Class C shares and Class I shares. We may offer additional classes of shares in the future. The Fund intends to apply for an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure. Class A shares and Class C shares will not be offered to investors until the Fund receives an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. See “Plan of Distribution – Share Classes.”
Investment Objective and Policies
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.
We invest primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (commonly known as “junk” bonds) (“Senior Secured Loans”). We place particular

1
Assets under management for these purposes is defined as the sum of the gross asset values, unfunded commitments and available leverage for active funds and joint ventures as of March 31, 2025. Figures are rounded to the nearest billion.

emphasis on CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization (“NRSRO”). Debt tranches rated BB are below investment grade or “junk”. To a lesser extent, we may invest in other CLO debt securities, CLO equity or other debt securities, including, but not limited to, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds, corporate loans, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, which may be of any credit quality, as consistent with our investment objectives. CLOs own a pool of senior secured loans made to companies whose debt is rated below investment grade by an NRSRO or, in some circumstances, unrated (commonly known as “junk” bonds). A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with EBITDA of between approximately $10 million and $50 million.
We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. The senior investment professionals of the Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt, CLO, and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments across changing economic and market cycles. We believe this experience and history have resulted in a reputation as a respected partner to financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. PennantPark will utilize the Adviser’s relationships with CLO collateral managers, underwriters and trading desks to source transactions. The Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since the Adviser’s inception in 2007, it has invested through its managed funds $25 billion in over 790 companies with more than 240 different financial sponsors. In determining when to sell an investment, our Adviser considers the following factors: the performance of such investment compared to initial expectations and the risk adjusted returns available in other transactions the Adviser is evaluating. Our need for capital and other factors will also be evaluated.
The underlying assets of the CLOs that we invest in are comprised primarily of Senior Secured Loans, and the performance of those loans are a main driver of the performance of the CLO. We invest to obtain exposure across a relatively broad range of underlying borrowers, industry sectors, CLO collateral managers, and CLO vintages (i.e., the year a CLOs securities were issued). When we invest in CLOs that are diversified by industry and borrower, we are subject to the risks associated with CLOs and the underlying Senior Secured Loans, including risks related to leveraged credit, default, prepayment and volatility. See “Risk Factors — Risks Related to Our Investments.”
We intend to structure our portfolio in such a way as to comply with quarterly diversification requirements applicable to RICs. By virtue of our investments in CLOs, which are predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower, although we do not operate as a “diversified” investment company within the meaning of the 1940 Act. Subject to our fundamental investment restrictions, we may have broad exposure to various industries and borrowers. See “Certain U.S. Federal Income Tax Matters — Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.
The Senior Secured Loans underlying the CLOs in which we invest are generally U.S.-based, pay a floating interest rate based on the Secured Overnight Financing Rate (“SOFR”) and have a first lien on the borrower’s assets. Depending on market conditions, we expect to invest in new issue transactions or secondary transactions sourced through investment banks and brokers. See “Overview of Collateralized Loan Obligations” for a more detailed review of CLOs and their characteristics.

We may invest in other registered investment companies, such as exchange-traded funds, to gain exposure to particular asset classes consistent with our investment objective, or for cash management purposes, including during periods when the Fund has large amounts of uninvested cash.
We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, and revolver CLOs (i.e., CLOs that include revolving loans as part of their underlying collateral pool)), corporate bonds and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. These opportunistic investments may also include, without limitation (i) debt and equity securities issued by business development companies, (ii) direct investments in Senior Secured Loans, (iii) fixed income securities and (iv) private investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy is broad and is not limited to any specific industry, sector, or a minimum or maximum market capitalization. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by
non-U.S.
loans and securities of other collective investment vehicles (e.g., public investment funds and private investment funds, including entities that are not regulated or registered under the 1940 Act), will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our Adviser’s assessment of prevailing market conditions.
We are subject to certain regulatory restrictions in making our investments. On July 28, 2022, the Adviser, and certain funds advised by the Adviser, received a co-investment
exemptive order from the SEC (the “Order”) that permits the Fund to negotiate terms other than price and quantity of co-investment
transactions with other funds managed by our Adviser or certain affiliates, where co-investing
would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent trustees who have no financial interest in the transaction must make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest
with other funds managed by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance, including the no-action
position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC
No-Action
Letter, June 7, 2000), on which similarly situated funds like the Fund rely in order to co-invest
in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Fund’s behalf and on behalf of other clients, negotiates no term other than price. See “Certain Relationships and Related Party Transactions — Allocation of Investments” in the SAI.
To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third
of our assets for securities representing indebtedness and up to one-half
of our assets for preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.

While a registered
closed-end
management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded
structure is appropriate for the nature of the assets in which we invest. This structure allows us to focus on long-term risk adjusted returns and shields our investors from the volatility that would go along with having shares traded on a national securities exchange.
See “Investment Objective, Policies and Strategies” for additional information regarding our investment strategy.
Overview of Collateralized Loan Obligations
The CLOs that we intend to invest in are investment vehicles that own a diversified pool of Senior Secured Loans. A CLO raises capital by issuing multiple tranches of debt and an equity tranche. The rated CLO debt tranches consist of long-term financing with specified financing terms, including floating interest rates at a stated spread over SOFR.
In a typical CLO, the capital structure would include approximately 75% to 90% debt, with the remainder comprising the junior-most CLO security, typically referred to as the CLO’s equity tranche. A middle market CLO capital structure will typically be at the lower end of the 75% to 90% debt range, while a broadly syndicated loan CLO will typically be at the higher end of the range. Interest cashflows derived from the pool of Senior Secured Loans are generally allocated sequentially in this order:

(1)	Administrative expenses in the CLO

(2)	Senior collateral management fee

(3)	Interest expense on senior debt tranches

(4)	Interest expense on junior debt tranches

(5)	Junior management fees

(6)	Remainder to the equity tranche
This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is, therefore, the most sensitive to defaults and realized losses from the underlying Senior Secured Loans, while the higher rated-tranches have lower corresponding risk (and offer lower potential returns).
The equity tranche represents the most junior tranche in the CLO capital structure. An investor in the equity tranche expects that the interest received from the Senior Secured Loans will exceed the expenses in the CLO structure. If this does not occur, then the investors in the equity tranche will experience a lower level of distributions and may incur a complete loss of investment. If losses on the CLO’s loans increase above certain levels, the CLO’s debt investors are also at risk of principal loss.
Debt tranches of CLOs are typically rated by Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings Inc. (“Fitch”) and have a stated coupon or spread over SOFR. CLO debt tranches may be rated AAA to B. Equity tranches of CLOs are unrated and do not have a stated coupon. The principal and interest payments made to CLO junior debt tranches occur after the CLO’s senior and investment grade tranches have received their contractual payments. Equity tranches receive the cash flow after all other payments in the payment waterfall are made. See “Investment Objective, Policies and Strategies — Overview of Collateralized Loan Obligations.”

Cashflow Transactions
We primarily invest in the junior debt tranches of CLOs, with a particular emphasis on tranches initially rated BB and, to a lesser extent, in other CLO junior debt tranches and CLO equity tranches. CLOs typically have a stated maturity of 10 to 12 years with an actual average life of approximately 3 to 7 years. The underlying assets of cashflow transactions are usually actively managed by a CLO collateral manager. In the CLOs in which we intend to invest, the CLO manager will be governed by stringent investment guidelines set out at the inception of the transaction.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest and is aimed at minimizing the effect of potential credit deterioration. We target CLOs that have broad investment diversity by issuer and industry. Unless and until we raise a significant amount of capital in this offering, we will be limited in our ability to build a broad investment portfolio. Even if we raise a significant amount of capital and have a portfolio that has broad investment diversity by issuer and industry, our portfolio will still be subject to the risks inherent in investing in the junior debt and equity tranches of CLOs.
Returns to investors in the junior debt tranches of CLOs depend on a number of factors. A main driver is the number and timing of losses from defaults on the underlying Senior Secured Loans. Above a certain amount of loan losses, a CLO debt security could become impaired. Other drivers include the purchase price; changes to SOFR; and the date at which the portfolio is called or the CLO debt security is refinanced.
Investment Opportunity
We believe that the junior debt tranches of CLO securities, in particular CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization (“NRSRO”), currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•	CLO debt tranches allow investors to gain exposure to a diversified pool of Senior Secured Loans with the benefit of the equity tranche as a buffer against losses.

•
The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $1.1 trillion as of March 31, 2025 according to Nomura Securitized Products Research. According to Nomura Securitized Products Research, middle Market CLOs represent approximately 14% of the total CLO market, or $146 billion, and Broadly Syndicated Loan CLOs represent $935 billion. Since 2012, the size of the Middle Market CLO market has grown at a 23% rate and the Broadly Syndicated CLO market has grown at an 11% rate. We believe the growing market will provide us with sufficient investment opportunities to achieve our investment objective.

•
The CLO’s equity tranche takes the first loss when loans in the CLO default. A second source of protection for the CLO’s debt tranches is that if underlying loan defaults and/or loan downgrades to Caa/CCC get too high, dividends to the equity tranche can be diverted to either invest in new loans or to pay down the CLO’s debt, typically in order of seniority starting with the AAA tranche. Diverting distributions from equity to purchase new loans or to pay down debt provides additional credit support to the CLO’s junior debt tranches.

•
We believe that the CLO junior debt tranches, in particular CLO debt tranches initially rated ‘BB’ by a NRSRO, typically trade at a yield premium to similarly rated leveraged loans or high yield bonds.

•	Historically, CLO debt tranches have defaulted at lower rates than similarly rated corporate debt and other asset backed securities.

•	CLO debt tranches are typically floating rate, paying a spread over 3-month SOFR. Floating rate securities typically are less sensitive to interest rate fluctuations than fixed rate securities.

•
Although the current valuations of CLO debt and equity securities are expected to fluctuate based on price changes within the Senior Secured Loan markets, interest rate movements and other macroeconomic factors, the cash flow CLO structures in which we intend to invest do not typically include mark-to-market
triggers that could force collateral liquidation. Typically, the majority holder of the equity in a CLO has the right to determine when to liquidate the CLO.

The past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.
Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:

•	Since the Adviser’s inception in 2007, it has invested through its managed funds $25 billion in over 790 companies with more than 240 different financial sponsors.

•	PennantPark has a stable leadership team averaging over 25 years of industry experience.

•	PennantPark is a leading middle market CLO manager having issued 12 CLOs totaling $4 billion of assets since 2019.

•	The Adviser has a team of over 80 professionals, including over 25 investment professionals.

•
Investment professionals of the Adviser have extensive experience in investing in and managing CLO securities. Such investment professionals have expertise in investing in CLOs backed by middle market loans as well as broadly syndicated loans. In addition, the Adviser’s management has experience managing publicly-registered business development companies, private drawdown funds, evergreen funds, and separate accounts and joint ventures that invest directly in Senior Secured Loans. In total, PennantPark manages approximately $10 billion of assets. As a result of its experience managing such vehicles, we believe that employees of the Adviser will be knowledgeable regarding the Senior Secured Loans underlying the CLOs in which we invest.

•
The Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. The Adviser will evaluate a broad range of investment opportunities for the Fund and select those that offer the most favorable risk-adjusted returns. The Adviser believes that it has strong relationships with CLO managers, investment banks and brokers that will provide us with access to investment opportunities that meet our investment objective and strategies.

The Adviser
PennantPark, the investment adviser of the Fund, is a registered investment adviser under the Advisers Act. The Adviser was formed on January 10, 2007 and operates as a Delaware limited liability company.
The Adviser is also the investment adviser to PennantPark Floating Rate Capital and PennantPark Investment Corporation, both of which are closed-end
management investment companies that operate as business development companies, as well as privately-offered investment companies. The Adviser also manages certain CLO vehicles. The Adviser had approximately $10 billion of assets under management as of March 31, 2025. The senior investment professionals of the Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt, CLO and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments across changing economic and market cycles. We believe this experience and history have resulted in a reputation as a respected partner to financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Since the inception in 2007, it has invested through its managed funds $25 billion in over 790 companies with more than 240 different financial sponsors. The Adviser monitors our portfolio on an ongoing basis in an effort to identify changes to the portfolio that would optimize risk-adjusted returns. The Board, including a majority of the members of the Board who are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of PennantPark, oversees and monitors our investment performance and relationship with our Adviser. See “Management of the Fund — Investment Adviser.”
Seed Capital
PennantPark has committed to invest $25,000,000 in the Fund during its first 12 months of operation.
Plan of Distribution
Ultimus Fund Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as our principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of our shares on a best efforts basis, subject to various conditions. Our shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements to authorize brokers, authorized designees of brokers, or other financial intermediaries and their agents (“Financial Intermediaries”) to buy and sell shares of the Fund. The Fund is authorized to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. The Distributor uses its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.
The required minimum initial investment for Class A and Class C shares of the Fund is $2,500. The required minimum initial investment for Class I shares of the Fund is $100,000. The minimum additional investment for Class A, Class C and Class I shares of the Fund in the Fund is $100. The Fund may, in the Adviser’s sole discretion, accept investments below these minimums.
Use of Proceeds
The net proceeds of the continuous offering of shares are invested within approximately three to six months after receipt thereof, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments, in accordance with our investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending investment of the net proceeds in accordance with our investment objective and policies, we will invest in money market or short-term, high-quality fixed-income mutual funds. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objective and policies, our assets will likely earn interest income at a modest rate. See “Use of Proceeds.”
Management and Incentive Fees
Pursuant to the Investment Advisory Agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee. The management fee is calculated and payable monthly in arrears at the annual rate of 1.25% of our average daily gross assets during such period.

The incentive fee is calculated and payable quarterly in arrears based on our
“Pre-Incentive
Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose,
Pre-Incentive
Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facilities and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive
Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash.
Pre-Incentive
Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive
Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Adviser an incentive fee with respect to our
Pre-Incentive
Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our
Pre-Incentive
Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our
Pre-Incentive
Fee Net Investment Income with respect to that portion of such
Pre-Incentive
Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.0588% in any calendar quarter (8.2353% annualized), and (3) 15.00% of the amount of our
Pre-Incentive
Fee Net Investment Income, if any, that exceeds 2.0588% in any calendar quarter. These calculations are pro-rated
for any share issuances or repurchases during the relevant quarter, if applicable.
See “Management of the Fund — Investment Adviser” for additional information concerning fees paid to our Adviser.
Management Fee Waiver Agreement
The Adviser has agreed to temporarily waive base management and incentive fees payable to the Adviser under the Investment Advisory Agreement through December 31, 2026 (the “Management Fee Waiver”). Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver will be at the annual rate of 1.25% of the value of the Fund’s gross assets. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Adviser under the Expense Limitation Agreement (as defined below).
Expense Limitation and Reimbursement
Pursuant to an Expense Limitation and Reimbursement Agreement, (the “Expense Limitation Agreement”) through December 31, 2026, the Adviser has agreed to reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (annualized) (the “Expense Cap”). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than the Expense Cap (or, if a lower expense limit is then in effect, such lower limit) within the
36-month
period after the Adviser bears the expense. This arrangement cannot be terminated prior to December 31, 2026 without the Board’s consent. “Specified Expenses” is currently defined to include all expenses incurred in the business of the Fund, including organizational costs, with the exception of (i) the base management fee, (ii) the incentive fee, (iii) the Shareholder Servicing Fee and/or Distribution Fee, as applicable (each as defined below), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), and (viii) Acquired Fund Fees and Expenses.

Administrator
PennantPark Investment Administration, LLC, located at 1691 Michigan Avenue, Miami Beach, FL 33139, serves as administrator of the Fund (the “Administrator”). Pursuant to an Administration Agreement (the “Administration Agreement”), the Administrator furnishes the Fund with the provisions of clerical and other administrative services necessary for the operation of the Fund. In addition to furnishing the Fund with office facilities, equipment, clerical, bookkeeping and record keeping services, the Administrator also oversees the Fund’s financial records as well as the preparation of the Fund’s reports to shareholders and reports filed with the SEC. The Administrator assists in the determination and publication of the Fund’s NAV, oversees the preparation and filing of the Fund’s tax returns, and monitors the payment of the Fund’s expenses as well as the performance of administrative and professional services rendered to the Fund by others.
For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our chief compliance officer, chief financial officer, corporate counsel and their respective staffs. Pursuant to the Administration Agreement, the Administrator may engage third parties to provide certain services under the Administration Agreement. Ultimus Fund Solutions, LLC serves as the sub-administrator
of the Fund and is paid by the Administrator out of the fees it receives as the Fund’s administrator.
Closed-End
Fund Structure
Closed-end
funds differ from
open-end
management investment companies (commonly referred to as mutual funds) in that closed-end
funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end
funds, however, the Fund’s shares will not be listed on a stock exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares on a quarterly basis. See “Repurchases of Shares” for a more detailed discussion. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.
Distribution Policy
Subject to the Board’s discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly basis. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.
We intend to make a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.
The per share amount of distributions on Class A shares, Class C shares and Class I shares will differ because of different allocations of class-specific expenses. Specifically, because the ongoing distribution and/or shareholder servicing fees are calculated based on the NAV for the Fund’s Class A and Class C shares, the ongoing service fees will reduce the NAV or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under the Fund’s Distribution Reinvestment Program (as defined below). As a result, the distributions on Class A and Class C shares may be lower than the distributions on Class I shares.

We operate under a distribution reinvestment program (the “Distribution Reinvestment Program”) administered by Ultimus Fund Solutions, LLC (the “Transfer Agent”). Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under our Distribution Reinvestment Program. Shareholders who elect not to participate in our Distribution Reinvestment Program will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund. See “Distribution Reinvestment Program.”
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.
Distribution and Servicing Fee
Class A shares are subject to an ongoing shareholder servicing fee (the “Shareholder Servicing Fee”) to compensate financial industry professionals for providing ongoing services in respect of shareholders who own Class A shares of the Fund. Class C shares are subject to an ongoing distribution fee (the “Distribution Fee”) and a Shareholder Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class C shares of the Fund. Although the Fund is not an open-end
investment company, it will comply with the terms of Rule
12b-1
as a condition of the SEC exemptive relief, which once it is granted will permit the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class A shares and Class C shares (the “Distribution and Servicing Plan”) and pays the Distribution Fee and/or Shareholder Servicing Fee, as applicable, with respect to its Class A shares and Class C shares. The Distribution and Servicing Plan operates in a manner consistent with Rule
12b-1
under the 1940 Act.
Class A shares pay a Shareholder Servicing Fee at an annual rate of 0.25%, based on the aggregate net assets of the Fund attributable to Class A shares. For purposes of determining the Shareholder Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Shareholder Servicing Fee payable.
Class C shares pay a Distribution Fee at an annual rate of 0.75% and Shareholder Servicing Fee at an annual rate of 0.25%, based on the aggregate net assets of the Fund attributable to Class C shares. For purposes of determining the Distribution Fee and Shareholder Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution Fee and Shareholder Servicing Fee payable.
Class I shares are not subject to a Distribution Fee or Shareholder Servicing Fee. The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or Financial Intermediaries in connection with the sale of the shares. The additional compensation may differ among brokers or dealers in amount or in calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create actual or potential conflicts of interests between an investor and its broker or dealer who is recommending the Fund over other potential investments.
The Distributor may pay distribution and service fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If the Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. The Distributor does not retain any portion of the distribution and service fees for profit.
Repurchases of Shares
Our shares are not currently listed on any securities exchange, and we do not expect a public market for them to develop in the foreseeable future, if ever. Therefore, shareholders should not expect to be able to sell their shares promptly or at a desired price.
To provide our shareholders with limited liquidity, we conduct quarterly repurchase offers, at NAV, of no less than 5% of our outstanding shares. Typically, we conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.” We intend to maintain liquid securities, cash and/or access to a credit facility in amounts sufficient to meet repurchase offer requirements.
Summary of Principal Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in our shares. You assume these risks as a result of our investments in CLOs. See “Risk Factors.”
Risks Related to Our Business and Structure

•	The Board may change our investment objective or may modify or waive our current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

•
Global economic, regulatory and market conditions, including Russia’s invasion of Ukraine and ongoing conflicts in the Middle East, may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

•	Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

•	We are subject to risks related to inflation.

•
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.

•
Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

•
A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation policies and procedures and, as a result, there will be uncertainty as to the value of our investments.

•
The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you.

•	Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

•	Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

•	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

•
Regulations governing our operation as a registered
closed-end
management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end
management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	Our ability to enter into transactions with our affiliates will be restricted.

•
We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

•
The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
Risks Related to an Investment in Our Shares of Beneficial Interest

•
This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

•
The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

•	Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of PennantPark to successfully identify and establish relationships with Financial Intermediaries.

•	Shareholder participation in the Fund’s Repurchase Program may result in adverse consequences for shareholders who remain invested in the Fund.

•	The timing of our repurchase offers pursuant to our Repurchase Program may be at a time that is disadvantageous to our shareholders.

•	We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.

•	Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

•	Certain provisions of our Second Amended and Restated Declaration of Trust and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.
Risks Related to Our Adviser and Its Affiliates

•
We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

•
Our Adviser and its affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

•	We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

•	Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

•	Our management fee and incentive fees may induce our Adviser to make speculative investments.
Risks Related to Our Investments

•	Our investments in CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.

•
CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, which may have a negative impact on our performance and our ability to pay distributions.

•	Our CLO investments are exposed to leveraged credit risk.

•	There is the potential for interruption and deferral of cashflow.

•	We may invest in assets with no or limited performance or operating history.

•	The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

•	The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

•	Our investments will be subject to prepayments and calls, increasing re-investment risk.

•	We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.

•	Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.

•
Our financial results may be affected adversely if one or more of our significant junior debt or equity investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

•	Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.

•	We will have no influence on management of underlying investments managed by non-affiliated, third-party CLO collateral managers.

•
Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring U.S. federal income tax or recognizing income prior to receiving cash distributions related to such income.

•
To the extent original issue discount (“OID”) and
payment-in-kind
(“PIK”) interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

•
We may invest in other registered investment companies, such as exchange-traded funds, and as such, we must bear the ratable share of that investment company’s expenses and are exposed to other risks of investing in investment companies.

•	We may invest in business development companies, which carry risks similar to those of a private equity or venture capital fund.

•
We may invest in private investment funds, including but not limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers, and our performance depends in part upon the performance of the private investment fund managers and selected strategies.

•
Private equity investments are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of the Fund’s investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of our investment will be lost.

•
Mezzanine debt, including senior unsecured and subordinated loans, is not secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness).

•	We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

•
We may invest in loan accumulation facilities (LAFs), which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

•
We may invest in synthetic investments, including significant risk transfer securities and credit risk transfer securities, which are fixed- or floating-rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes.

Risks Related to Debt Financing

•	We may incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our shares and may increase the risk of investing in our shares.

•	Preferred stock has the same risks to our common shareholders as borrowings.

•	Changes in interest rates may affect our cost of capital and net investment income.

U.S. Federal Income Tax Risks

•	We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

•
The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to the Adviser without a corresponding receipt of cash income.

•	We may face uncertain tax treatment.
Certain U.S. Federal Income Tax Matters
The Fund intends to elect, and qualify annually thereafter, to be treated as a RIC under Subchapter M of the Code; however, no assurance can be given that the Fund will be able to maintain its RIC tax treatment. As a RIC, the Fund generally will not be subject to U.S. federal income tax imposed at corporate rates on any ordinary income or capital gains that the Fund timely distributes to its shareholders as dividends. To qualify as a RIC, the Fund must meet income and asset-diversification tests each year. In addition, the Fund is required to distribute to its shareholders on a timely basis each year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses. The Code imposes a 4% nondeductible U.S. federal excise tax on RICs to the extent they do not meet certain minimum distribution requirements by the end of each calendar year. See “Certain U.S. Federal Income Tax Matters.”
Custodian
State Street Bank and Trust Company, with principal offices at One Congress Street, Boston, MA 02114 (the “Custodian”), serves as the Fund’s custodian. See “Management of the Fund.”
Corporate Information
Our principal address is 1691 Michigan Avenue, Miami Beach, FL 33139. PennantPark maintains a website at
www.pennantpark.com
. Information contained on PennantPark’s website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Available Information
We file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at
www.sec.gov
, and is also available free of charge by contacting us at 1691 Michigan Avenue, Miami Beach, FL 33139, or by telephone at (212)
905-1000
or on our website at
www.pennantpark.com
. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

FEES AND FUND EXPENSES
The following table includes fees and expenses that an investor in the Fund may incur, directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount) (1)	5.75%	None	None
Maximum Contingent Deferred Sales Charge (Load) (2)	None	1.00%	None
Maximum Early Repurchase Fee (as a percent of original purchase price)	None	None	None
Wire Transfer Fee (per wire transfer (if any); deducted directly from account) (3)	$15	$15	$15

ANNUAL EXPENSES (as a percentage of net assets attributable to shares)	Class A Shares	Class C Shares	Class I Shares
Management Fees (4)	1.25%	1.25%	1.25%
Incentive Fees (5)	—	—	—
Distribution Fee and/or Shareholder Servicing Fee (6)	0.25%	1.00%	None
Acquired Fund Fees and Expenses (7)	None	None	None
Other Expenses (8)	1.04%	1.04%	1.04%
Total Annual Fund Expenses	2.54%	3.29%	2.29%
Management Fee Waiver Agreement (4) and Expense Limitation Agreement (9)	(1.54%)	(1.54%)	(1.54%)
Total Annual Fund Expenses (after Management Fee Waiver Agreement and Expense Limitation Agreement)	1.00%	1.75%	0.75%

(1)
Investors purchasing Class A Shares may be charged a maximum sales load of up to 5.75% of the investment amount. The table assumes the maximum sales load is charged. The Distributor may waive all or a portion of the sales load for certain investors as disclosed herein. While the Fund does not impose an initial sales load on Class C shares or Class I shares, if a shareholder purchases Class C shares or Class I through certain selling agents or Financial Intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. See “Plan of Distribution.”

(2)
Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on any shares repurchased fewer than 365 days after their purchase. The CDSC is retained by the Distributor and/or Financial Intermediary.

(3)
Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. However, if Shareholders request repurchase proceeds to be paid by wire transfer, such Shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by
the Fund’s Transfer Agent, which is currently
$15
.

(4)
Pursuant to the Investment Advisory Agreement, the Adviser would receive an annual fee, payable monthly by the Fund, in an amount equal to 1.25% of the Fund’s average daily gross assets. Pursuant to the Management Fee Waiver, the Adviser has agreed to temporarily waive base management and incentive fees payable to the Adviser under the Investment Advisory Agreement through December 31, 2026. Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver will be at the annual rate of 1.25% of the value of the Fund’s gross assets. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Adviser under the Expense Limitation Agreement. PennantPark will be responsible for payment of any and all organization and offering expenses incurred on our behalf in connection with our initial public offering of shares. PennantPark will not seek or be entitled to reimbursement fr om the Fund for any such organization and offering expenses. See “Investment Advisory Agreement” for additional information.
(5)
The incentive fee, if any, is based on income, whereby the Fund will pay the Adviser quarterly in arrears 15.00% of the Fund’s
“pre-incentive
f
ee
net investment income” for each fiscal quarter subject to a 7.00% annualized hurdle rate, with a full catch-up.
As we cannot predict whether we will meet the necessary incentive fee hurdle, we have assumed no incentive fee for this table. Once fully invested, the Fund expects the incentive fee paid by the Fund to increase to the extent the Fund earns greater income through the Fund’s investments. If the Fund achieves annualized pre-incentive
fee net investment income of 1.75% or less for each quarter made up entirely of net investment income, no incentive fee would be payable. See “Investment Advisory Agreement” for more information concerning the incentive fee.

(6)
The Fund has applied to the SEC for exemptive relief to offer multiple classes of shares and, as a condition to such relief, has adopted a distribution and service plan for Class A shares and Class C shares (the “Distribution and Service Plan”). Subject to such relief, the Fund will pay the Distributor (i) a Distribution Fee that is calculated monthly and accrued daily at an annualized rate of 0.75% of the net assets of the Fund attributable to Class C shares, and (ii) a Shareholder Servicing Fee that is calculated monthly and accrued daily at an annualized rate of 0.25% of the net assets of the Fund attributable to Class A shares and Class C shares. The Distribution Fee is for the sale and marketing of the Class C shares and to reimburse the Distributor for related expenses incurred. The Distributor generally will pay all or a portion of the Distribution Fee to the selling agents that sell Class C shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan. The Shareholder Servicing Fee is for personal services provided to shareholders and/or the maintenance of shareholder accounts and to reimburse the Distributor for related expenses incurred with respect to Class A shares or Class C shares, as applicable. The Distributor generally will pay all or a portion of the Shareholder Servicing Fee to the selling agents that sell Class A shares or Class C shares, as applicable. The Shareholder Servicing Fee is governed by the Distribution and Service Plan. Class I shares are not subject to any shareholder servicing or distribution fees. See “Plan of Distribution.”

(7)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies including private funds that rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds. If Acquired Fund Fees and Expenses are incurred, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Acquired Fund Fees and Expenses are estimated for the current fiscal year.

(8)
Other Expenses include, among other things, professional fees and other expenses that the Fund will bear including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent, custodian, and any amounts that may be paid to certain financial intermediaries for sub-transfer
agency (including recordkeeping) services. Other Expenses are based on estimated amounts the Fund expects to pay for the current fiscal year ending September 30, 2026.

(9)
Pursuant to the “Expense Limitation Agreement,” through December 31, 2026, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s Specified Expenses (as defined below) will not exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (annualized) (the “Expense Cap”). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than the Expense Cap (or, if a lower expense limit is then in effect, such lower limit) within the
36-month
period after the Adviser bears the expense. “Specified Expenses” include all expenses incurred in the business of the Fund, including all organizational costs, with the exception of (i) the base management fee, (ii) the incentive fee, (iii) the Shareholder Servicing Fee and/or Distribution Fee, as applicable (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), and (viii) Acquired Fund Fees and Expenses.

EXAMPLE
The following examples illustrate the hypothetical expenses that you would pay on a $1,000 investment in the relevant class of shares assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (except that the example incorporates the expense reimbursement and fee waiver arrangements for only the first year). The example reflects total expenses for the one-,
three-, five-, and
ten-year
periods:

Example	1 Year		3 Years	5 Years	10 Years
Class A shares	$68		$127	$188	$354
Class C shares	$18	*	$93	$170	$371
Class I shares	$8		$61	$118	$271

*	If the CDSC were to apply, the hypothetical expense you would pay on a $1,000 investment in the Class C shares would be $29 for 1 year.
Shareholders of Class C shares who choose to participate in repurchase offers by the Fund will not incur a CDSC, unless the repurchase is fewer than 365 days after purchase by such shareholder.
The examples should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.
The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. This fee is subject to change. Your bank may also impose a fee for the incoming wire. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.
FINANCIAL HIGHLIGHTS
Because the Fund is newly organized and its shares have not previously been offered, the Fund does not have any financial history as of the date of its last fiscal period. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.
THE FUND
The Fund is a continuously offered, externally managed,
non-diversified,
closed-end
management investment company that has registered as an investment company under the 1940 Act and operates as an interval fund. The Fund was organized as a Delaware statutory trust on July 8 2025. The Fund’s principal address is 1691 Michigan Avenue, Miami Beach, FL 33139, and its telephone number is (212)
905-1000.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to, but not limited to, the following:

•
the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

•	the Fund’s business prospects and the prospects of the companies in which the Fund may invest;

•	the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

•
the impact of elevated inflation rates, fluctuating interest rates, ongoing supply chain and labor market disruptions, including those as a result of strikes, work stoppages or accidents, instability in the U.S. and international banking systems, uncertainties related to the new U.S. Presidential administration, including the potential impact of tariff enactment and tax reductions, and the risk of recession or a shutdown of government services could impact our business prospects and the prospects of our portfolio companies;

•	our future operating results;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the securities in which we invest;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable investments;

•	our use of financial leverage;

•	our tax status; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.
In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions that impact our operations or investments.
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.
USE OF PROCEEDS
The net proceeds of the continuous offering of shares are invested in accordance with our investment objective and policies as soon as practicable after receipt. Pending investment of the net proceeds in accordance with our investment objective and policies, we will invest in money market or short-term, high-quality fixed-income mutual funds. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objective and policies, our assets will likely earn interest income at a modest rate.

PRINCIPAL INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
Investment Objective
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. Our investment objective may be changed by the Board without shareholder approval.
We invest primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (commonly known as “junk” bonds) (“Senior Secured Loans”). We place particular emphasis on CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization (“NRSRO”). Debt tranches rated BB are below investment grade or “junk”. To a lesser extent, we may invest in other CLO debt securities, CLO equity or other debt securities, including, but not limited to, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds, corporate loans, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, which may be of any credit quality, as consistent with our investment objectives. CLOs own a pool of senior secured loans made to companies whose debt is rated below investment grade by an NRSRO or, in some circumstances, unrated (commonly known as “junk” bonds). A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with EBITDA of between approximately $10 million and $50 million.
We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. The senior investment professionals of the Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments across changing economic and market cycles. We believe this experience and history have resulted in a reputation as a respected partner to financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. PennantPark will utilize the Adviser’s relationships with CLO collateral managers, underwriters and trading desks to source transactions. The Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since the Adviser’s inception in 2007, it has invested through its managed funds $25 billion in over 790 companies with more than 240 different financial sponsors. In determining when to sell an investment, our Adviser considers the following factors: the performance of such investment compared to initial expectations and the risk adjusted returns available in other transactions the Adviser is evaluating. Our need for capital and other factors will also be evaluated.
The underlying assets of the CLOs that we invest in are comprised primarily of Senior Secured Loans, and the performance of those loans is a main driver of the performance of the CLO. We invest to obtain exposure across a relatively broad range of underlying borrowers, industry sectors, CLO collateral managers, and CLO vintages (i.e., the year a CLOs securities were issued). When we invest in CLOs that are diversified by industry and borrower, we are subject to the risks associated with CLOs and the underlying Senior Secured Loans, including risks related to leveraged credit, default, prepayment and volatility. See “Risk Factors — Risks Related to Our Investments.”
We intend to structure our portfolio in such a way as to comply with quarterly diversification requirements applicable to RICs. By virtue of our investments in CLOs, which are predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower, although we do not operate as a “diversified” investment company within the meaning of the 1940 Act. Subject to our fundamental investment restrictions, we may have broad exposure to various industries and borrowers. See “Certain U.S. Federal Income Tax Matters — Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements.
The Senior Secured Loans underlying the CLOs in which we invest are generally U.S.-based, pay a floating interest rate based on the Secured Overnight Financing Rate (“SOFR”) and have a first lien on the borrower’s assets. Depending on market conditions, we expect to invest in new issue transactions or secondary transactions sourced through investment banks and brokers. See “Overview of Collateralized Loan Obligations” for a more detailed review of CLOs and their characteristics.
We may invest in other registered investment companies, such as exchange-traded funds, to gain exposure to particular asset classes consistent with our investment objective, or for cash management purposes, including during periods when the Fund has large amounts of uninvested cash.
We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, and revolver CLOs (i.e., CLOs that include revolving loans as part of their underlying collateral pool)), corporate bonds and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. These opportunistic investments may also include, without limitation (i) debt and equity securities issued by business development companies, (ii) direct investments in Senior Secured Loans, (iii) fixed income securities and (iv) private investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy is broad and is not limited to any specific industry, sector, or a minimum or maximum market capitalization. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by
non-U.S.
loans and securities of other collective investment vehicles (e.g., public investment funds and private investment funds, including entities that are not regulated or registered under the 1940 Act), will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our Adviser’s assessment of prevailing market conditions.
In the case of the junior debt and equity tranches of CLO securities owned by us, we will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. Likewise, shareholders of the Fund will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan.
We are subject to certain regulatory restrictions in making our investments. On July 28, 2022, the Adviser, and certain funds advised by the Adviser, received a co-investment
exemptive order from the SEC (the “Order”) that permits the Fund to negotiate terms other than price and quantity of co-investment
transactions with other funds managed by our Adviser or certain affiliates, where co-investing
would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent trustees who have no financial interest in the transaction must make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest
with other funds managed by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance, including the no-action
position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC
No-Action
Letter, June 7, 2000), on which similarly situated funds like the Fund rely in order to co-invest
in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Fund’s behalf and on behalf of other clients, negotiates no term other than price. See “Certain Relationships and Related Party Transactions — Allocation of Investments” in the SAI.

To enhance our returns, we may borrow funds from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third
of our assets for securities representing indebtedness and up to one-half
of our assets for preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow funds, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of issuing preferred shares to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred shares would be borne by holders of our shares. See “Risk Factors” for a discussion of the risks inherent to employing leverage.
While a registered
closed-end
management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded
structure is appropriate for the nature of the assets in which we invest. This structure allows us to focus on long-term risk adjusted returns and shields our investors from the volatility that would go along with having shares traded on a national securities exchange. Pursuant to our interval fund structure, we conduct quarterly repurchase offers, at NAV, of no less than 5% of our outstanding shares. Typically, we conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our Board and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.”
Overview of Collateralized Loan Obligations
The CLOs that we intend to invest in are investment vehicles that own a diversified pool of Senior Secured Loans. A CLO raises capital by issuing multiple tranches of debt and an equity tranche. The rated CLO debt tranches consist of long-term financing with specified financing terms, including floating interest rates at a stated spread over SOFR.
In a typical CLO, the capital structure would include approximately 75% to 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. A middle market CLO capital structure will typically be at the lower end of the 75% to 90% debt range, while a broadly syndicated loan CLO will typically be at the higher end of the range. Interest cashflows derived from the pool of Senior Secured Loans are generally allocated sequentially in this order:

(1)	Administrative expenses in the CLO

(2)	Senior collateral management fee

(3)	Interest expense on senior debt tranches

(4)	Interest expense on junior debt tranches

(5)	Junior management fees

(6)	Remainder to the equity tranche
This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is, therefore, the most sensitive to defaults and realized losses from the underlying Senior Secured Loans, while the higher rated-tranches have lower corresponding risk (and offer lower potential returns).
The equity tranche represents the most junior tranche in the CLO capital structure. An investor in the equity tranche expects that the interest received from the Senior Secured Loans will exceed the expenses in the CLO structure. While the equity tranche will bear the loss from any defaults in the CLO structure, the equity tranche investor expects the cash-flow profitability of the CLO to be in excess of these losses. Additionally, the CLO equity tranche will have the ability to wind up the CLO early or refinance tranches of the CLO’s liabilities at more favorable rates, which could enhance returns to the equity tranche. If this does not occur, then the investors in the equity tranche will experience a lower level of distributions and may incur a complete loss of investment. If losses on the CLO’s loans increase above certain levels, the CLO’s debt investors are also at risk of principal loss.
Debt tranches of CLOs are typically rated by Moody’s, S&P and Fitch and have a stated coupon or spread over SOFR. CLO debt tranches may be rated AAA to B. Equity tranches of CLOs are unrated and do not have a stated coupon. They receive the cashflow after all other payments in the payment waterfall are made. The detailed CLO payment waterfall is provided in the CLO’s prospectus and the quarterly calculations are distributed to investors by the CLO’s trustee.
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor the equity tranche of CLOs have voting rights on the management of the underlying Senior Secured Loan portfolio. The third-party CLO manager is responsible for management of the underlying Senior Secured Loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO generally will have the ability to call the debt tranches following a non-call
period. The collateral manager may call the debt tranches to refinance them on more favorable terms, to extend the maturity of the debt tranches or wind up the CLO entity. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests (“OC Tests”) and interest coverage tests (“IC Tests”). The OC Tests and IC Tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an OC Test or IC Test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.
Some CLOs also have interest diversion tests, which are a mechanism designed to protect investors, particularly those holding more senior debt tranches, by ensuring that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.
CLOs do not have
mark-to-market
triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).
Cashflow Transactions
We primarily invest in the junior debt tranches of CLOs, with a particular emphasis on tranches initially rated BB and, to a lesser extent, in other CLO junior debt tranches and CLO equity tranches. CLOs typically have a stated maturity of 10 to 12 years with an actual average life of approximately 3 to 7 years. The underlying assets of cashflow transactions are usually actively managed by a CLO collateral manager. In the CLOs in which we intend to invest, the CLO manager will be governed by stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, S&P and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest and is aimed at minimizing the effect of potential credit deterioration. We target CLOs that have broad investment diversity by issuer and industry. Unless and until we raise a significant amount of capital in this offering, we will be limited in our ability to build a diversified investment portfolio. Even if we raise a significant amount of capital and have a portfolio that has broad investment diversity by issuer and industry, our portfolio will still be subject to the risks inherent in investing in the junior debt and equity tranches of CLOs.
Returns to investors in the junior debt tranches of CLOs depend on a number of factors. A main driver is the number and timing of losses from defaults on the underlying Senior Secured Loans. Above a certain amount of loan losses, a CLO debt security could become impaired. Other drivers include the purchase price; changes to SOFR; and the date at which the portfolio is called or the CLO debt security is refinanced.
Overview of the Senior Secured Loan Market
Loans are the predominant form of collateral for CLOs, and Senior Secured Loans represent a large and mature segment of the U.S. corporate loan market.
Proceeds from the issuance of Senior Secured Loans are often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings and financing capital expenditures. Because they are secured and are generally floating rate, returns of Senior Secured Loans typically exhibit low correlation to returns on traditional asset classes such as publicly-traded equities or fixed income assets.
Broadly syndicated Senior Secured Loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of CLOs, mutual funds and closed-end
funds, hedge funds, banks, insurance companies, and finance companies.
Generally, Senior Secured Loans are floating rate instruments, typically making quarterly interest payments based on a spread over SOFR. Many Senior Secured Loans include a SOFR floor, which provides a floor on the effective interest rate if SOFR falls below a certain level (generally 75 to 100 basis points).
We believe Senior Secured Loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes include:

•
Secured:
Senior Secured Loans typically have a first priority or, to a much lesser extent, a second priority lien on the borrower’s assets. The loan may be secured by accounts receivable, inventory, intellectual property, physical property and real estate and other assets.

•
Senior:
Senior Secured Loans maintain a priority claim, relative to equity, on the borrower’s assets and cash flow, with the most senior loans offering the prospect of a more stable and lower-risk investment relative to the subordinated debt and equity securities issued by the borrower.

•
Consistent long-term performance:
Senior Secured Loans in the Morningstar LSTA Leveraged Loan Index have provided positive cash yields in all years since 2000, and only 3 years (2008, 2015, and 2022) of negative returns including mark-to-market
volatility. The average return over the time period 2000 – 2024 was 5.1%.

•
Floating Rate:
Senior Secured Loans typically involve a floating interest rate as opposed to a fixed interest rate, which generally provides a hedge against rising interest rates. The debt tranches of CLOs generally have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•
Loan-to-Value:
In general, underlying borrowers of Senior Secured Loans have a loan-to-value
ratio of approximately 40% to 65% at the time of origination.
Loan-to-value
ratio is a fundamental measure of loan risk. The
loan-to-value
ratio of a company is calculated as the amount of the Senior Secured Loan divided by the enterprise value of the underlying company. The enterprise value of a company at a point in time is the aggregate fair value of such company’s debt and equity. There is no single methodology for determining enterprise value, but it is usually calculated using a market (i.e., EBITDA multiples of publicly-traded companies) or an income (i.e., discounted cash flow) approach. Typically, a company with a lower loan-to-value
ratio is considered less risky, due to the expectation that equity can support the company in times of trouble, and a senior secured loan lender can negotiate loan covenants with such company.

•	Low default rates: For the period from 2004 through 2024, the average annual default rate for Senior Secured Loans was 2.0%, per PitchBook Data, Inc.

•
High recovery rates:
First lien bank loans have had significantly better recovery rates than unsecured bonds and second lien loans. According to Moody’s Investor Service, first lien loan recovery rates for the
40-year
period from 1983 to 2024 averaged 62.2%, whereas recovery rates for unsecured bonds and second lien loans were 33.6% and 33.7%, respectively.

Investment Opportunity
We believe that the junior debt tranches of CLO securities, in particular CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization (“NRSRO”), currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•	CLO debt tranches allow investors to gain exposure to a diversified pool of Senior Secured Loans with the benefit of the equity tranche as a buffer against losses.

•
The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $1.1 trillion as of March 31, 2025 according to Nomura Securitized Products Research. Middle Market CLOs represent approximately 14% of the total CLO market, or $146 billion, and Broadly Syndicated Loan CLOs represent $935 billion. Since 2012, the size of the Middle Market CLO market has grown at a 23% rate and the Broadly Syndicated CLO market has grown at an 11% rate. We believe the growing market will provide us with sufficient investment opportunities to achieve our investment objective.

•
The CLO’s equity tranche takes the first loss when loans in the CLO default. A second source of protection for the CLO’s debt tranches is that if underlying loan defaults and/or loan downgrades to Caa/CCC get too high, dividends to the equity tranche can be diverted to either invest in new loans or to pay down the CLO’s debt, typically in order of seniority starting with the AAA tranche. Diverting distributions from equity to purchase new loans or to pay down debt provides additional credit support to the CLO’s junior debt tranches.

•
We believe that the CLO junior debt tranches, in particular CLO debt tranches initially rated ‘BB’ by a NRSRO, typically trade at a yield premium to similarly rated leveraged loans or high yield bonds.

•	Historically, CLO debt tranches have defaulted at lower rates than similarly rated corporate debt and other asset backed securities.

•	CLO debt tranches are typically floating rate, paying a spread over 3-month SOFR. Floating rate securities typically are less sensitive to interest rate fluctuations than fixed rate securities.

•
Although the current valuations of CLO debt and equity securities are expected to fluctuate based on price changes within the Senior Secured Loan markets, interest rate movements and other macroeconomic factors, the cash flow CLO structures in which we intend to invest do not typically include mark-to-market
triggers that could force collateral liquidation. Typically, the majority holder of the equity in a CLO has the right to determine when to liquidate the CLO.

The past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.
Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:

•	Since the Adviser’s inception in 2007, it has invested through its managed funds $25 billion in over 790 companies with more than 240 different financial sponsors.

•	PennantPark has a stable leadership team averaging over 25 years of industry experience.

•	PennantPark is a leading middle market CLO manager having issued 12 CLOs totaling $4 billion of assets since 2019.

•	The Adviser has a team of over 80 professionals, including over 25 investment professionals.

•
Investment professionals of the Adviser have extensive experience in investing in and managing CLO securities. Such investment professionals have expertise in investing in CLOs backed by middle market loans as well as broadly syndicated loans. In addition, the Adviser’s management has experience managing publicly-registered business development companies, private drawdown funds, evergreen funds, and separate accounts and joint ventures that invest directly in Senior Secured Loans. In total, PennantPark manages approximately $10 billion of assets. As a result of its experience managing such vehicles, we believe that employees of the Adviser will be knowledgeable regarding the Senior Secured Loans underlying the CLOs in which we invest.

•
The Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. The Adviser will evaluate a broad range of investment opportunities for the Fund and select those that offer the most favorable risk-adjusted returns. The Adviser believes that it has strong relationships with CLO managers, investment banks and brokers that will provide us with access to investment opportunities that meet our investment objective and strategies.

Investment Strategy
We invest primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a NRSRO (“Senior Secured Loans”). Debt tranches rated BB are below investment grade or “junk”. To a lesser extent, we may invest in other CLO debt securities, CLO equity or other debt securities, including, but not limited to, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds, corporate loans, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, which may be of any credit quality, as consistent with our investment objectives. CLOs own a pool of senior secured loans made to companies whose debt is rated below investment grade by an NRSRO or, in some circumstances, unrated (commonly known as “junk” bonds). The principal and interest payments made to CLO junior tranches occur after the CLO’s senior operational expenses and investment grade tranches have received their contractual payments. A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with EBITDA of between approximately $10 million and $50 million. We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including, but not limited to senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, and revolver CLOs (i.e., CLOs that include revolving loans as part of their underlying collateral pool)), corporate bonds and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. These opportunistic investments may also include, without limitation (i) debt and equity securities issued by business development companies, (ii) direct investments in Senior Secured Loans, (iii) fixed income securities and (iv) private investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy is broad and is not limited to any specific industry, sector, or a minimum or maximum market capitalization. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by
non-U.S.
loans and securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our Adviser’s assessment of prevailing market conditions.
Analysis of Collateral
Loans included in the CLO portfolios in which we intend to invest will be chosen by third-party CLO managers. Our Adviser also will typically perform due diligence on individual issuers of Senior Secured Loans in each CLO portfolio. Generally, the Adviser will focus its diligence efforts on the Senior Secured Loans that we believe will have the highest risk of credit loss.
In this process of evaluation, input generally will be obtained from our Adviser’s investment professionals. In addition, our Adviser will access its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. This review generally will be included within the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of the securities in which we invest.
CLO Structural Analysis
The Adviser will utilize third-party financial models to project the expected cash flows from each CLO that it evaluates and will perform other risk management analytics. Key inputs to the financial models include:

•	Probability and/or timing of underlying asset default;

•	Recovery rates on defaulted assets;

•	Prepayment rate on Senior Secured Loans;

•	Reinvestment terms for new Senior Secured Loans;

•	Term of the CLO;

•	Capital structure;

•	Funding cost;

•	Fees and expenses;

•	Expectations for future interest rates;

•	Market prices of underlying Senior Secured Loans;

•	Cash flow payment waterfall structure; and

•	Portfolio look-through to assess underlying exposure by industry and obligor.
Utilizing default and recovery assumptions generated by the Adviser and its affiliates for portfolios of underlying Senior Secured Loans, a risk analysis typically will be performed to determine the probability of achieving various return levels for each investment. We will typically target transactions that demonstrate stable return profiles with high breakeven probabilities, and we will seek to avoid transactions with the probability of achieving below-targeted returns.
A portfolio look-through analysis is often used to identify and manage risk concentrations in the aggregate investment portfolio, (particularly asset and industry concentrations) and to ensure ongoing adherence to the Fund’s investment strategy.

Management of Investments
Investment decisions will generally be based on a rigorous credit and structural review and relative value analysis performed by our Adviser, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities. The Adviser monitors our portfolio on an ongoing basis in an effort to identify changes to the portfolio that would optimize risk-adjusted returns. In relation to the securities in which we invest, our Adviser’s professionals will conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager.
Risk management is an ongoing process that may include regular benchmarking of investment performance to the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” on a quarterly basis. Such risk rating is derived from general market information including security prices, press releases, news and statements, and ongoing due diligence to assist the Adviser in forecasting the occurrence of specific credit events and modeling outcomes. Through its portfolio monitoring and risk management process, the Adviser will continuously seek to optimize the risk-return profile of the portfolio, subject to, among other things, variations in general market liquidity, the illiquid nature of the securities in which we invest and the constraints presented by the limited length of the investment period.
Cash Uses and Cash Management Activities
In accordance with our investment strategy, our principal use of cash (including the net offering proceeds) will be to fund investments sourced by our Adviser and pay ongoing operational expenses and distributions to shareholders in accordance with our distribution policy. See “Distribution Policy.”
Operating and Regulatory Structure
Our investment activities are managed by the Adviser and supervised by the Board, of which a majority of the trustees are not “interested persons” of the Fund, as such term is defined under the 1940 Act. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a base management fee based on our average daily gross assets as well as an incentive fee based on our performance. In addition, we will reimburse our Administrator for routine overhead expenses, such as expenses incurred in connection with administering our business. The Administrator also furnishes us with office facilities, equipment and personnel for servicing the management of our operations. See “Management of the Fund — Investment Adviser” and “Management of the Fund — Administrator” for a description of the payments we will make to our Adviser and Administrator.
The Administrator furnishes us with the provisions of clerical and other administrative services, including marketing, investor relations and accounting services and maintenance of certain books and records on our behalf. In addition, the Administrator performs the calculation and publication of our NAV and oversees the preparation and filing of our tax returns, the payment of our expenses and the performance oversight of various third-party service providers.
While a registered
closed-end
management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded
structure is appropriate for the nature of the assets in which we invest. This structure allows us to focus on long-term risk adjusted returns and shields our investors from the volatility that would go along with having shares traded on a national securities exchange.
Pursuant to our interval fund structure, we conduct quarterly repurchase offers, at NAV, of no less than 5% of our outstanding shares. Typically, we conduct such quarterly repurchase offers for 5% of our outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of our Board and investors should not rely on any expectation of repurchase offers in excess of 5%. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. Accordingly, although we will make quarterly repurchase offers, investors should consider our shares to be of limited liquidity. See “Repurchases of Shares.”
We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC. As a RIC, we generally will not be subject to U.S. federal income tax on any ordinary income or capital gains that we distribute to our shareholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income
and asset diversification requirements (as described under “Certain U.S. Federal Income Tax Matters”). In addition, to qualify for RIC treatment we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
Valuation Policies and Procedures
Our Adviser determines the NAV of our shares daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each time the Adviser calculates NAV, the Fund will accrue as a liability any amounts owed to the Adviser as payment for incentive fees, which could vary over time. In computing our NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value pursuant to valuation policies approved by the Board. Rule
2a-5
under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule
2a-5,
our Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of our portfolio investments that do not have readily available market quotations.
The Adviser uses independent third-party pricing services and independent third-party valuation services to assist in pricing and valuation of the Fund’s portfolio securities. Valuations of our investments are disclosed in reports publicly filed with the SEC. See “Determination of Net Asset Value” for a discussion of how NAV is determined.
Availability of Investment Opportunities; Competition
The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty. We compete for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition may adversely affect the terms upon which investments can be made by the Fund. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may continue to intensify. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objective.
Additionally, the Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof (collectively, “Other Accounts”) having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act. The Fund may engage in co-investments
with the Adviser and its affiliates, including Other Accounts, pursuant to the Order granted to the Adviser from the SEC, subject to conditions and restrictions in the Order.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employed by PennantPark, pursuant to the terms of the Investment Advisory Agreement. Our day-to-day
investment operations are managed by PennantPark. In addition, we may reimburse PennantPark for any such costs and expenses that have been paid by PennantPark on our behalf.
Subsidiaries
The Fund intends to invest in entities that will be wholly-owned and/or majority-owned by the Fund (each such entity, a “Subsidiary”). The Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund.
The Fund does not expect that any Subsidiary will be required to register as an investment company under the 1940 Act. Any investment advice provided to a Subsidiary of the Fund will be provided by the Adviser pursuant to the Investment Advisory Agreement and the Fund’s Board will consider any investment advisory services provided to a Subsidiary of the Fund in connection with the Board’s annual consideration of the Investment Advisory Agreement.
The Fund will comply with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary and, accordingly, will treat any Subsidiary’s debt as the Fund’s own debt. Any Subsidiary also would comply with Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.
Facilities
We do not own any real estate or other physical properties materially important to our operation. Our principal address is 1691 Michigan Avenue, Miami Beach, FL 33139.

RISK FACTORS
Investing in our shares involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our shares of beneficial interest could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
The Board may change our investment objective or may modify or waive our current operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We invest primarily in the junior debt tranches of CLOs with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a NRSRO. A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with EBITDA of between approximately $10 million and $50 million. The Board has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. Our investment objective, however, may also be changed by the Board. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.
Global economic, regulatory and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our invest portfolio and our ability to access the capital markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our shares.
Deterioration in the economic conditions in the Eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to our business. Natural disasters, public health emergencies (including pandemics and epidemics) and other global events of force majeure can negatively affect the Funds’ investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of an issuer in which a Fund invests. The Board retains oversight and other duties with respect to the management of the Fund, including the declaration of dividends, which decision-making may be impacted by such events. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing
loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “EU”), instability in the Chinese capital markets and the
COVID-19
pandemic. Global market and economic disruptions have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations. We cannot assure you that market disruptions in Europe and other regions or countries, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Moreover, there is a risk of both sector-specific and broad-based corrections and/or downturns in the equity and credit markets. Any of the foregoing could have a significant impact on the markets in which we operate and could have a material adverse impact on our business prospects and financial condition.
Various social and political circumstances in the U.S. and around the world including wars and other forms of conflict, rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign trade and tariff arrangements, economic and other policies, terrorist acts, security operations, catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, and climate change and climate-related events, may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Specifically, the rising conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations.
In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. In addition, the Israel-Hamas and Israel-Iran conflicts as well as the potential risk for a wider conflict could negatively affect financial markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These market and economic disruptions could also negatively impact the operating results of our portfolio companies. Any prolonged disruptions in the business of the portfolio companies underlying the CLOs in which we invest, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results.
Additionally, the Federal Reserve’s actions with respect to interest rates remains uncertain. These developments, along with the United States government’s credit and deficit concerns, global economic uncertainties and market volatility, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets and capital markets on favorable terms.
Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.
Our debt investments may be based on floating rates, such as SOFR. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our shares and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our shares.
Because we may borrow funds and may issue preferred shares to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred shares and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred shares, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in interest rates could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser.
We are subject to risks related to inflation.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to shareholders. As inflation increases, the real value of our shares and dividends therefore may decline. In addition, during any periods of rising inflation, interest rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to shareholders. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and our investments may not keep pace with inflation, which may result in losses to our shareholders. This risk is greater for fixed-income instruments with longer maturities.
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.
Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, finance, monitor and invest in companies and instruments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
The Investment Advisory Agreement has a termination provision that allows the parties to terminate the agreement without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If the agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the agreement is terminated, it may be difficult for us to replace our Adviser.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
Our Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in the junior debt tranches of CLOs. As a result of these new entrants, competition for investment opportunities in the junior debt tranches of CLOs may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for the junior debt tranches of CLOs is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end
management investment company.
A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation policies and procedures and, as a result, there will be uncertainty as to the value of our investments.
Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation policies and procedures. Typically, there will not be a public market for the investments that we make. Our investments in the junior debt tranches of CLOs and certain other opportunistic investments are difficult to value by virtue of the fact that they generally are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter
secondary market for institutional investors. As a result, we will value these securities daily at fair value as determined in good faith pursuant to our valuation policies and procedures. The Board has appointed the Adviser as valuation designee for purposes of determining fair value of the Fund’s assets. Certain factors that may be considered by the Adviser in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Additionally, the Adviser has engaged third-party pricing and valuation firms to assist in determining the fair value of the Fund’s assets. The Adviser’s ability to value the Fund’s investments in an accurate and timely manner may be impacted by technological issues and/or errors by these third-party service providers. Because fair valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded
securities existed or if we tried to sell our investments. Due to this uncertainty, the Adviser’s fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you.
We intend, subject to change by the Board, to declare and pay distributions on a monthly basis. We will pay these distributions to our shareholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year
increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a registered investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of the Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. We cannot assure you that we will pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your adjusted tax basis in our shares, which may result in increased gain or reduced loss upon the sale of your shares. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance
with such regulations may adversely affect us.
We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, the CLO junior debt securities in which we invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end
management investment companies, RICs or
non-depository
commercial lenders could significantly affect our operations and our cost of doing business. The portfolio companies underlying the CLOs in which we invest are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a shareholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank
financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank
credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
We are classified as
“non-diversified”
under the 1940 Act. As a result, we will be able to invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
Regulations governing our operation as a registered
closed-end
management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end
management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred shares and/or borrow funds from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end
management

investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we are permitted to issue additional preferred shares so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred shares, the preferred shares would rank “senior” to the shares being sold pursuant to this prospectus in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our shares or otherwise be in your best interest.
We are generally not able to issue and sell our shares at a price below NAV per share. If we raise additional funds by issuing more shares, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
On July 28, 2022, the Adviser, and certain funds advised by the Adviser, received the Order, which permits the Fund the ability to negotiate terms other than price and quantity of co-investment
transactions with other funds managed by our Adviser or certain affiliates, where co-investing
would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent trustees who have no financial interest in the transaction must make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest
with other funds managed by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance.

We may also
co-invest
with affiliates consistent with guidance promulgated under the no-action
position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC
No-Action
Letter, June 7, 2000), on which similarly situated funds like us rely in order to co-invest
in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. In situations when co-investment
with our Adviser’s or its affiliates’ other clients is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of the exemptive relief granted to us by the SEC, our Adviser will need to decide which client or clients will proceed with the investment.
Generally, we will not be entitled to make a
co-investment
in these circumstances and, to the extent that another client elects to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will not invest in any issuer in which an affiliate holds a controlling interest.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds of this offering will be invested in accordance with our investment objective and policies as soon as practicable after receipt. There is no minimum asset threshold amount that must be raised prior to our investment of net proceeds. Pending investment of the net proceeds in accordance with our investment objective and policies, we invest in money market or short-term, high-quality fixed-income mutual funds. See “Use of Proceeds.” Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.
Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems and the systems of our Adviser and third-party service providers could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins
or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our shares and our ability to pay distributions to our shareholders.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK) interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock.
We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and choose not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. See “Certain U.S. Federal Income Tax Matters” in this prospectus.
We are newly organized and have no operating history.
The Fund is a newly organized,
non-diversified,
closed-end
management investment company with no operating history. While members of the Adviser who will be active in managing the Fund’s investments have substantial experience, we were recently formed, do not yet have any operating history and has not made any investments.
Risks Related to an Investment in Our Shares of Beneficial Interest
The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.
The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. Limited liquidity will be provided to shareholders only through our Repurchase Program, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the shareholder paid for the shares being repurchased. There is no guarantee that shareholders will be able to sell all of the shares they desire pursuant to our Repurchase Program. The Repurchase Program will include numerous restrictions that limit your ability to sell your shares. Other than with respect to our Repurchase Program discussed in “Repurchases of Shares”, investors have no right to require the Fund to redeem their Shares. See “Repurchases of Shares” for detailed description of the Fund’s Repurchase Program.
Our ability to successfully conduct our continuous offering is dependent, in part, on the ability of PennantPark to successfully identify and establish relationships with Financial Intermediaries.
The success of our continuous public offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of PennantPark to identify and establish relationships with Financial Intermediaries. If PennantPark fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. If we are unsuccessful in implementing our investment strategy, you could lose all or a part of your investment.
Shareholder participation in the Fund’s Repurchase Program may result in adverse consequences for shareholders who remain invested in the Fund.
The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s expense ratio for remaining shareholders, portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share.
The timing of our repurchase offers pursuant to our Repurchase Program may be at a time that is disadvantageous to our shareholders.
When we make repurchase offers pursuant to our Repurchase Program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our Repurchase Program, the price at which an investor may sell shares, which will be equal to our NAV per share as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of shares in our offering.
In addition, in the event an investor chooses to participate in our Repurchase Program, the investor will be required to provide us with notice of intent to participate prior to knowing what the NAV per share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to us as part of our Repurchase Program, the investor will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.
We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify investments that meet our investment objective or that investments that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, money market funds, short-term, high-quality fixed-income mutual funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objective may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective.
Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.
Potential investors will not have preemptive rights to any shares we issue in the future. Our Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes us to issue an unlimited number of shares. After an investor purchases shares, we may elect to sell additional shares in the future, which would dilute an investor’s percentage ownership interest in us. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.
Certain provisions of our Declaration of Trust and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.
Our Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving our shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing our expenses and interfering with our normal operations. The trustees are elected for indefinite terms and do not stand for reelection. Also, we do not intend to hold annual meetings of our shareholders. A trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining trustees. In addition, shareholders have the power to remove a trustee to the extent provided by the 1940 Act and the rules and regulations thereunder.
Risks Related to Our Adviser and Its Affiliates
We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services that may be provided by the Adviser and its affiliates to issuers in which the Fund invests; investment by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; the Adviser’s use of information gained from issuers in the Fund’s portfolio investments by other clients, subject to applicable law; and restrictions on the Adviser’s use of “inside information” with respect to potential investments by the Fund. See “Conflicts of Interest.”

Our Adviser and its affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.
Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the Adviser to earn increased asset management fees. In addition, our use of leverage increases our assets, and as a result, increases the amount of management fees payable to our Adviser.
We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received or interest received in the form of securities rather than cash (i.e., PIK income). If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligations that resulted in the accrual of such income, and such circumstances would result in us paying an incentive fee on income we never received. PIK income will be counted toward the incentive fee that we are obligated to pay to the Adviser even though we do not receive the income in the form of cash.
Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.
Our Adviser’s professionals serve or may serve as officers, directors, trustees or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. For example, Arthur H. Penn, Richard T. Allorto, Jr. and Gerald “Jerry” Cummins, who serve as executive officers of the Fund, also serve as executive officers of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corp. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.
Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public
information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

Our incentive fees may induce our Adviser to make speculative investments.
The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests. This could have an adverse impact on the performance of our portfolio and on our returns.
Risks Related to Our Investments
Our investments in CLOs may be riskier and less transparent to us and our shareholders than direct investments in the underlying companies.
We invest primarily in the junior debt tranches of CLOs with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a NRSRO. Debt tranches rated BB are below investment grade or “junk”. A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). To a lesser extent, we may invest in other CLO debt securities, CLO equity or other debt securities as permitted under the Adviser’s allocation policy. CLOs own a pool of Senior Secured Loans, and, generally, there may be less information available to us regarding the Senior Secured Loans underlying the CLOs than if we had invested directly in the debt of the underlying companies. As a result, our shareholders will not know the details of the underlying securities of the CLOs in which we will invest. Our investments in the junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.
The portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies in similar markets. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) from broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the foregoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, which may have a negative impact on our performance and our ability to pay distributions.
CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.
Our CLO investments are exposed to leveraged credit risk.
We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in the junior debt tranches of CLOs. The leveraged nature of junior debt tranches of

CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLOs could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk. Investments in the lowest tranches of CLOs bear the highest level of risk.
There is the potential for interruption and deferral of cashflow.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay distributions on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns, especially to the extent that our investment is in the junior debt or equity tranches of such CLO.
We may invest in assets with no or limited performance or operating history.
We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve anticipated returns. Consequently, our profitability, NAV and share price could be adversely affected.
The payment of underlying portfolio manager fees and other charges could adversely impact our returns.
We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.
There can be no assurance that, in relation to any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
Our investments will be subject to prepayments and calls, increasing re-investment
risk.
Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on the value of our investments. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the
“non-call
period”).

The exercise of the call option is by the requisite percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised. Ordinarily, we will not have the requisite CLO equity holder percentage as our primary investment focus is on CLO junior debt tranches.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment
risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay distributions.
We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.
We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.
Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.
The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the junior debt tranche would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant junior debt or equity investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of junior debt, and to a lesser extent, equity, investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of the securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments;

(ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in junior debt and equity tranches of CLOs will be subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including junior debt and equity instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.
Non-investment
grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.
The Senior Secured Loans underlying our CLO investments typically will be rated BB or B, or to a lesser extent, CCC or unrated, by nationally recognized rating agencies.
Non-investment
grade or “junk” securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
We will have no influence on management of underlying investments managed by non-affiliated,
third-party CLO collateral managers.
We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated,
third-party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day
management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third-party CLO collateral managers.
Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies” (“PFICs”). If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to U.S. federal income tax on any “excess distribution” received on, or gain from the disposition of, such shares. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. This additional tax and interest may apply even if we make a distribution in an amount equal to any “excess distribution” or gain from the disposition of such shares as a taxable dividend by us to our shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax.
To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•	Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash.
For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in
capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.
We may invest in other registered investment companies, such as exchange-traded funds, and as such, we must bear the ratable share of that investment company’s expenses and are exposed to other risks of investing in investment companies.
When investing in an investment company, the Fund will generally bear its pro rata portion of the investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Our shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in exchange-traded funds (“ETFs”), which are open-end
investment companies, the shares of which are traded on a national securities exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. There can be no assurances that an ETF’s investment objectives will be achieved. ETFs are subject to the risks of investing in the underlying securities. Applicable law may limit the Fund’s ability to invest in other investment companies. Section 12(d)(1) of the 1940 Act provides that the Fund may not: (1) purchase more than 3% of a registered investment company’s outstanding shares; (2) invest more than 5% of the Fund’s assets in any single such investment company, or (3) invest more than 10% of the Fund’s assets in investment companies overall, unless the Fund can rely on statutory exemptions from the 5% and 10% limits, including the exemptions under Section 12(d)(1)(F), and accompanying Rule
12d1-3,
or the underlying investment company and the Fund take appropriate steps to comply with Rule
12d1-4,
which requires, among other items, that the underlying investment company and Fund enter into a fund of funds investment agreement.
We may invest in business development companies, which carry risks similar to those of a private equity or venture capital fund.
A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. Securities issued by BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDC securities that we intend to purchase may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the distribution rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors or its valuation designee, which may be its investment adviser, which may create uncertainty as to the value of the BDC’s investments. In addition, by investing in BDCs, the Fund may incur upfront and ongoing fees relating to its purchase of shares of BDCs, and fees payable by such BDCs to compensate their management teams through asset-based fees, including: (i) a base management fee in the range of 1.5% to 2.0% of such BDC’s total assets; and (ii) an incentive fee in the range of 20% of such BDC’s net investment income, and in most cases in the range of 20% of such BDC’s capital gains. Our shareholders will indirectly bear a portion of such expenses.
We may invest in private investment funds, including but not limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers, and our performance depends in part upon the performance of the private investment fund managers and selected strategies.
We may invest in private investment funds, including but not limited to private debt funds and private real estate funds, managed by unaffiliated institutional asset managers. As such, our performance may depend in part upon the performance of the private investment fund managers and selected strategies, the adherence by such private investment fund managers to such selected strategies, the instruments used by such private investment fund managers and the Adviser’s ability to select private investment fund managers and strategies and effectively allocate our assets among them. Our investments in private investment funds subject us indirectly to the underlying risks of such private investment funds and additional fees and expenses. Our shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the private investment fund level. In addition, as discussed below, private investment funds do not have the legal protection of mutual funds and are not required to disclose their holdings and financial information, and in that regard we may have difficulty monitoring the operations and performance of the private investment funds in which we invest because of, for example, limited access to information about their investments and valuations. Investing in private funds may also involve risks related to illiquidity, valuation and complex fee structures.
As a result of potential hurdles facing foreign parties in enforcing legal rights in certain jurisdictions, there can be no certainty that rights to investments in non-U.S. jurisdictions will be successfully upheld in the courts of such jurisdiction. Certain private investment funds that invest in foreign jurisdictions may have difficulty in successfully pursuing claims in the courts of such jurisdictions to enforce the Fund’s rights as an investor therein, as compared to the courts of the United States. To the extent that a judgment is obtained, but enforcement thereof must be sought in the courts of another jurisdiction, there can be no assurance that such courts will enforce such judgment. Further, due to unpredictable political climates in certain jurisdictions and shifting relationships between the U.S. and various jurisdictions, the ability of certain private investment funds to liquidate collateral held in non-U.S. jurisdictions may become difficult.

We may not be able to invest in certain private investment funds that are oversubscribed or closed, or we may be able to allocate only a limited amount of assets to a private investment fund that has been identified as an attractive opportunity. Our investments in certain private investment funds may be subject to lock-up
periods, during which we may not withdraw our investment. We may invest indirectly a substantial portion of its assets in private investment funds that follow a particular type of investment strategy, which may expose us to the risks of that strategy. Many of our assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private investment fund, may receive an in-kind
distribution of securities that are illiquid or difficult to value and difficult to dispose of, which may impact the performance of the Fund.
Private investment fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private investment fund managers may invest the private investment funds’ assets in securities of
non-U.S.
issuers, and our assets may be invested in private investment funds that may be denominated in
non-U.S.
currencies, thereby exposing us to various risks that may not be applicable to U.S. securities. Private investment fund managers may focus primarily on a particular industry, which would subject the private investment funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Private investment fund managers may focus on a particular country or geographic region, which may subject private investment funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private investment fund managers may use derivatives for speculative or hedging purposes. Private investment funds may incur leverage for investment or other purposes, which may increase the volatility of the private investment funds. Private investment fund managers may sell short securities held by private investment funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that private investment funds’ short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private investment fund managers may change their investment strategies at any time. Private investment fund managers may invest the private investment funds’ assets without limitation in restricted and illiquid securities. Private investment fund managers may invest the investment funds’ assets in equity securities without limitation as to market capitalization. Private investment funds may invest in equity securities issued by smaller capitalization companies, including micro-cap
companies, the prices of which may be subject to erratic market movements.
Private investment funds are not publicly traded and therefore are not liquid investments. See “Risk Factors — Risks Related to an Investment in Our Shares of Beneficial Interest — The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.” As a result, we may consider information provided by the asset manager to determine the value of our investment in the private investment fund. The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third-party. The Adviser will use reasonable due diligence to value securities and may also consider information provided by the private investment funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately our shares. Private investment funds that invest primarily in publicly traded securities are more easily valued.
To the extent that we make opportunistic investments in private investment funds that provide exposure to Senior Secured Loans and fixed income securities that are acquired in the secondary market (i.e., secondary investments), the Fund is subject to certain additional risks. Such secondary investments may be acquired at a discount to their reported fair value, which may result in unrealized gains at the time we next calculate our NAV. The valuation of such secondary investments may be difficult, as there generally will be no established market for such investments. Additionally, the Fund can only value private funds at NAV if permitted by applicable accounting standards (e.g., U.S. GAAP). Also, our overall performance with respect to such investments will depend in large part on the acquisition price paid by us for such investments and the structure of such acquisitions. For more information about our fair valuation of certain of our portfolio securities, see “
A
significant portion of our

investment portfolio will be recorded at fair value
as determined in good faith pursuant
to our valuation policies and procedures and, as a result, there will be uncertainty as to the value of our investments” above.
The acquisition price paid by us generally will not be identical to the subsequent fair value of the secondary investment, which may be, at times, higher or lower than such acquisition price. Accordingly, secondary investments acquired at a discount may result in unrealized gains at the time we next calculate our NAV. Such unrealized gains will increase our NAV and performance by the difference between the most recent value of the secondary investment reported by the holder and the negotiated purchase price. If such unrealized gains are realized upon the Fund’s disposition of secondary investments, the Fund may generate distributable gains that are taxable to shareholders. Conversely, a secondary investment sold at a discount will result in a decrease in our NAV and performance by the difference between the value of the investment as reflected in our books and records and the negotiated sale price. Our overall performance will depend in large part on the acquisition price paid by the Fund for its secondary investments and the structure of such acquisitions.
In addition to valuation risk, shareholders of private investment funds are not entitled to the protections of the 1940 Act, including with respect to leverage and affiliated transactions, including certain types of conflicts of interest. For example, private investment funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. As a result, private investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage. Additionally, private investment fund managers may have limited operating histories upon which to evaluate their performance, and some private investment fund managers may not be registered under the Advisers Act. Further, private investment fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 15.0% of a private investment fund’s net profits (or more in certain limited circumstances), which may create incentives for private investment fund managers to make investments that are riskier or more speculative than in the absence of these fees. Private investment funds may also charge performance-based compensation fees beyond that which are permitted for registered funds and such fees may be charged even when the private investment funds or the Fund experience losses. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.
Private equity investments are extremely speculative and come with a variety of risks, including the risk that one or more, or in some cases all, of the Fund’s investments will not be realized, or will not be realized in an amount that is profitable or that was expected at the time of initial investment, and that a portion, or the entire amount, of our investment will be lost.
Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships pursuing a private equity strategy may be more illiquid than securities issued by other private funds or other pooled public or private investment vehicles generally, because the partnerships’ underlying investments tend to be less liquid than other types of investments. Investing in private equity investments is intended for investors with long-term investment horizons who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions. We may not sell, transfer, exchange, assign, pledge, hypothecate or otherwise dispose of our interests in a private equity fund, nor may we withdraw from such fund, without the consent of the general partner of the fund, which consent may be withheld in the general partner’s sole discretion. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing. The investments made by private partnerships, private equity funds or other pooled public or private investment vehicles will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity portfolio, which are often privately placed and not registered under the Securities Act. Unless and until those investments are sold or mature into marketable securities they will remain illiquid and their valuations will be subject to the Adviser’s application of valuation models and/or subjective inputs that may or may not result in a valuation that reflects what the private partnership, private equity fund or other pooled public or private investment vehicle currently could or ultimately in the future may realize from a sale of or other realization event with respect to a company held in its portfolio.
Mezzanine debt, including senior unsecured and subordinated loans, is not secured by any collateral and is effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness).
We may invest in mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. However, mezzanine debt rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine debt generally earns a higher return than senior secured loans. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
We may be exposed to counterparty risk.
We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.
We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If the CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.
In addition, with respect to certain swaps and synthetic securities, neither a CLO nor we usually has a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off
against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.
Furthermore, we may invest in unsecured notes which are linked to loans or other assets held by a bank or other financial institution on its balance sheet (so called “credit-linked notes”). Although the credit-linked notes are tied to the underlying performance of the assets held by the bank, such credit-linked notes are not secured by such assets, and we have no direct or indirect ownership of the underlying assets. Thus, as a holder of such credit-linked notes, we would be subject to counterparty risk of the bank which issues the credit-linked notes (in addition to the risk associated with the assets themselves). To the extent the relevant bank experiences an insolvency event or goes into receivership, we may not receive payments on the credit-linked notes, or such payments may be delayed.
We are subject to risks associated with loan accumulation facilities.
We may invest capital in loan accumulation facilities (LAFs), which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. There typically will be no assurance that the future CLO will be consummated or that the loans held in such a loan accumulation facility are eligible for purchase by the CLO. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund primarily to credit and/or mark-to-market
losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.
Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market
losses, and other risks. LAFs typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.
Our synthetic investments involve certain additional risks.
We may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. We will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty and will not have any claim with respect to the reference asset. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Risks Related to Debt Financing
We may incur indebtedness to make investments, which magnifies the potential for gain or loss on amounts invested in our shares and may increase the risk of investing in our shares.
The Fund’s use of leverage, if any, creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.
Any investments of the net proceeds that the Fund obtains from its sources of leverage (including through borrowings, as well as from any future issuance of preferred shares) will be made in accordance with the Fund’s investment objective and policies as described in this Prospectus. Interest or other expenses payable by the Fund with respect to its leverage (or distributions payable with respect to any outstanding preferred shares) will generally be at fixed rates. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher distributions to shareholders than if the Fund were not so leveraged. If, however, the cost of obtaining leverage rises relative to the rate of return on the Fund’s portfolio, the interest and other costs of leverage to the Fund (including interest expenses on borrowings and the distribution rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Shares. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher return on the Shares, and it may result in losses.
Leverage creates several major types of risks for shareholders, including:

•	the likelihood of greater volatility of the Fund’s NAV per share, and of the investment return to shareholders, than a comparable portfolio without leverage;

•	the possibility either that Share distributions will fall if the interest and other costs of leverage rise, or that distributions paid on Shares will fluctuate because such costs vary over time; and

•	the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the Fund’s NAV per share than if the Fund were not leveraged.
In addition, the counterparties to the Fund’s leveraging transactions will have priority of payment over the Fund’s shareholders.
The fees received by the Adviser are based on the average daily managed assets of the Fund (which include any assets attributable to leverage). Therefore, the Adviser has a financial incentive to cause the Fund to use leverage (e.g., borrowings) or to issue preferred shares, which may create a conflict of interest, on the one hand, and the shareholders, on the other hand. The Fund may face additional risks, depending on the type of leverage used.
Illustration.
The following table illustrates the effect of leverage on returns from an investment in shares of the Fund assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $150.0 million in total assets, (ii) a weighted average cost of funds of 5.50%, (iii) $50.0 million in debt outstanding (i.e., assumes that the maximum amount of debt permitted under the 1940 Act minimum asset coverage requirement is outstanding) and (iv) $100.0 million in shareholders’ equity. In order to compute the “Corresponding return to shareholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to shareholders. The return available to shareholders is then divided by our shareholders’ equity to determine the “Corresponding return to shareholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to shareholders	-17.75%	-10.25%	-2.75%	4.75%	12.25%
Similarly, assuming (i) $150.0 million in total assets, (ii) a weighted average cost of funds of 5.50% and (iii) $50.0 million in debt outstanding (i.e., assuming that the maximum amount of debt permitted under the 1940 Act minimum asset coverage requirement is outstanding), the Fund’s assets would need to yield an annual return (net of expenses) of approximately 1.833% in order to cover the annual interest payments on its outstanding debt.

Preferred stock has the same risks to our common shareholders as borrowings.
Preferred stock, which is another form of leverage, has the same risks to our common shareholders as borrowings because the dividends on any preferred stock we issue may be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common shareholders, and preferred shareholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.
Changes in interest rates may affect our cost of capital and net investment income.
If we borrow funds to make investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. Adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations.
You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to pre-incentive
fee net investment income.
U.S. Federal Income Tax Risks
We will be subject to U.S. federal income tax imposed at corporate rates if we are unable to qualify as a RIC under Subchapter M of the Code.
To qualify and maintain our qualification as a RIC under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Certain U.S. Federal Income Tax Matters.”

•
The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•
The source of income requirement will be satisfied if we derive in each taxable year at least 90% of our gross income for from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” as defined in the Code.

•
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash items (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax imposed at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to the Adviser without a corresponding receipt of cash income.
In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. The Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash
income in the event of a subsequent default on such investment and non-payment
of such
non-cash
income.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose.
If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to U.S. federal income tax imposed at corporate rates. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax imposed at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Certain U.S. Federal Income Tax Matters — Taxation as a Regulated Investment Company.”
We may face uncertain tax treatment.
We may invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, in order maintain our qualification as a RIC.
MANAGEMENT OF THE FUND
Board of Trustees
Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the valuation designee’s daily valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board consists of 6 members, 5 of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of PennantPark and are “independent,” as determined by the Board. We refer to these individuals as our Independent Trustees. The Board elects our executive officers, who serve at the discretion of the Board.

The names and business address of the Board and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.
Investment Adviser
PennantPark, the investment adviser of the Fund, is a registered investment adviser under the Advisers Act. The Adviser was formed on January 10, 2007, and currently operates as a Delaware limited liability company.
The Adviser is also the investment adviser to PennantPark Floating Rate Capital and PennantPark Investment Corporation, both of which are closed-end
management investment companies that operate as business development companies. The Adviser had approximately $10 billion of assets under management as of March 31, 2025.
Investment Advisory Agreement
Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of our net assets, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of our service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2026.
Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.
The management fee is calculated and payable monthly in arrears at the annual rate of 1.25% of our average daily gross assets during such period.
The incentive fee is calculated and payable quarterly in arrears based on our
“Pre-Incentive
Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose,
Pre-Incentive
Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facilities and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive
Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash.
Pre-Incentive
Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive
Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Adviser an incentive fee with respect to our
Pre-Incentive
Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our
Pre-Incentive
Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our
Pre-Incentive
Fee Net Investment Income with respect to that portion of such
Pre-Incentive
Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.0588% in any calendar quarter (8.2353% annualized), and (3) 15.00% of the amount of our
Pre-Incentive
Fee Net Investment Income, if any, that exceeds 2.0588% in any calendar quarter. These calculations are pro-rated
for any share issuances or repurchases during the relevant quarter, if applicable.

The following is a graphical representation of the calculation of the incentive fee:
Pre-Incentive
Fee Net Investment Income (expressed as a percentage of the value of net assets)

Example – Income Related Portion of Incentive Fee (*):

Scenarios expressed as a percentage of average Net Assets	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.00%	2.00%	3.00%
Catch up incentive fee (maximum of 100%)	None	0.25%	0.3088%
Split incentive fee (15.00% above 2.06%)	None	None	0.1412%
Net Investment income	1.00%	1.75%	2.55%
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.50%
Hurdle
(1)
= 1.75%
Base management fee
(2)
= 0.3125%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.1875%
Pre-Incentive
Fee Net Investment Income
(investment income—(base management fee + other expenses)) = 1.00%
Pre-Incentive
Fee Net Investment Income does not exceed the hurdle; therefore, there is no incentive fee.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.50%
Hurdle
(1)
= 1.75%
Base management fee
(2)
= 0.3125%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.1875%
Pre-Incentive
Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.00%

Incentive fee	= 100% x Pre-Incentive Fee Net Investment Income, subject to “catch-up” = 2.00% - 1.75% = 0.25% = 100% x 0.25% = 0.25%
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Hurdle
(1)
= 1.75%
Base management fee
(2)
= 0.3125%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.1875%
Pre-Incentive
Fee Net Investment Income
(investment income—(base management fee + other expenses)) = 3.00%

Incentive fee	= 100% x Pre-Incentive Fee Net Investment Income, subject to “catch-up” (3)

Incentive fee	= 100% x “catch-up” + (15.00% x (Pre-Incentive Fee Net Investment Income – 2.0588%))

Catch-up	= 2.0588% - 1.75% = 0.3088% = (100% x 0.3088%) + (15.00% x (3.00% - 2.0588%)) = 0.3088% + (15.00% x 0.9412%) = 0.3088% + 0.14118% = 0.45%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.00% annualized hurdle.
(2)	Represents 1.25% annualized base management fee.
(3)
The
“catch-up”
provision is intended to provide the Investment Adviser with an incentive fee of 15.00% on all of our
Pre-Incentive
Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.0588% in any calendar quarter.

Management Fee Waiver
The Adviser has agreed to temporarily waive base management and incentive fees payable to the Adviser under the Investment Advisory Agreement through December 31, 2026 (the “Management Fee Waiver”). Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver will be at the annual rate of 1.25% of the value of the Fund’s gross assets. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Adviser under the Expense Limitation Agreement.
Expense Limitation and Reimbursement
Pursuant to an Expense Limitation and Reimbursement Agreement, (the “Expense Limitation Agreement”) through December 31, 2026, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (annualized) (the “Expense Cap”). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than the Expense Cap (or, if a lower expense limit is then in effect, such lower limit) within the
36-month
period after the Adviser bears the expense. This arrangement cannot be terminated prior to December 31, 2026 without the Board’s consent. “Specified Expenses” is currently defined to include all expenses incurred in the business of the Fund, including organizational costs, with the exception of (i) the base management fee, (ii) the incentive fee, (iii) the Shareholder Servicing Fee and/or Distribution Fee, as applicable (each as defined below), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), and (viii) Acquired Fund Fees and Expenses.
Portfolio
 Management
The Adviser, which manages our day-to-day investment activities under the supervision of our board of directors, has 10 senior investment professionals. These senior investment professionals of the Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our portfolio managers receive no compensation from us. The compensation of these individuals is paid by the Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.
Portfolio Managers
Arthur (“Art”) H. Penn is the Founder and Managing Partner of PennantPark Investment Advisers. He has over 30 years of experience in the middle market direct lending, mezzanine lending, leveraged finance, distressed debt, and private equity businesses. Art has been involved in originating, underwriting, executing, and monitoring investments in each of these businesses and oversees these activities at PennantPark. Art is also the Chairman and Chief Executive Officer of PennantPark Floating Rate Capital, Ltd. and PennantPark Investment Corporation. During his career in the financial services industry prior to founding PennantPark, Art co-founded
Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006 and served as President and Chief Operating Officer of that company in 2006. Art was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. He also previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Art was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex. Brown Incorporated from 1994 to 1999. From 1992 to 1994 Art served as Head of High-Yield Capital Markets at Lehman Brothers. Art holds a BS and an MBA from The Wharton School, University of Pennsylvania.
Terence Clerkin joined PennantPark in September 2012 and is a Partner. He is involved in originating, underwriting, executing, and monitoring investments for the Firm. In addition, Terence is a Portfolio Manager for the Firm’s middle market CLO platform and helps lead various strategic initiatives within PennantPark’s Securitized Products Group. Terence also helps manage a joint venture for the firm and sits on its Board. Before joining PennantPark, Terence was an Associate at Crescent Capital from 2010 to 2012. Before that, he was an Analyst at Moelis & Company from 2008 to 2010 and an Analyst at Bear, Stearns & Co. from 2007 to 2008. Terence holds a BA in Economics from the University of Michigan.

Boaz Magid joined PennantPark in July 2023 as Managing Director, Head of Europe and is CEO of PennantPark Europe, B.V. He is responsible for driving capital raising and investor partnerships throughout Europe and building out PennantPark’s overall European business. Boaz brings 25 years’ experience and knowledge from the asset owners side, starting his career as an Investment Strategist at a Dutch Private Bank in 1998. From 2009 he has been re sponsible for general account investments for several Financial Institutions. Most recently before joining PennantPark, he was Chief Financial Officer and Chief Investment Officer of Aegon The Netherlands since 2018. Before that he was Managing Director Balance Sheet Management & Corporate Finance at VIVAT Insurance (currently Athora Netherlands) from 2014 to 2018 and Managing Director Treasury & Investment Management at VIVAT Insurance from 2009 to 2014. Prior to that, Boaz held various Investment Management and Risk Management roles. Boaz holds a BS in Actuarial Science from The University of Amsterdam and an MBA from the London Business School.
The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of Fund shares.
Administrator
PennantPark Investment Administration, LLC, located at 1691 Michigan Avenue, Miami Beach, FL 33139, serves as administrator of the Fund (the “Administrator”). Pursuant to the Administration Agreement, the Administrator furnishes the Fund with the provisions of clerical and other administrative services necessary for the operation of the Fund. In addition to furnishing the Fund with office facilities, equipment, clerical, bookkeeping and record keeping services, the Administrator also oversees the Fund’s financial records as well as the preparation of the Fund’s reports to shareholders and reports filed with the SEC. The Administrator assists in the determination and publication of the Fund’s NAV, oversees the preparation and filing of the Fund’s tax returns, and monitors the payment of the Fund’s expenses as well as the performance of administrative and professional services rendered to the Fund by others.
For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our chief compliance officer, chief financial officer, corporate counsel and their respective staffs. Pursuant to the Administration Agreement, the Administrator may engage third parties to provide certain services under the Administration Agreement. Ultimus Fund Solutions, LLC serves as the sub-administrator
of the Fund and is paid by the Administrator out of the fees it receives as the Fund’s administrator.
Transfer Agent
Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the Transfer Agent and dividend paying agent for the Fund.
Custodian
State Street Bank and Trust Company, with principal offices at One Congress Street, Boston, MA 02114, serves as custodian for the securities and cash for our portfolio. Under a Custody Agreement, the Custodian holds our assets in safekeeping and keeps all necessary records and documents relating to its duties.
Estimated Fund Expenses
PennantPark is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund. Notwithstanding the foregoing, pursuant to the terms of the Investment Advisory Agreement, we must reimburse the Adviser for certain of these expenses.
PennantPark will be responsible for payment of any and all organization and offering expenses incurred on our behalf in connection with our initial public offering of shares. PennantPark will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.
We will bear all other costs and expenses for the administration of our business and shall reimburse PennantPark for any such costs and expenses that have been paid by PennantPark on our behalf. These costs and expenses shall include, but not be limited to:
(i) organization and offering expenses associated with the Fund’s offering (including legal, accounting, printing, mailing, and filing fees and expenses and other organization and offering expenses, including, but not limited to, costs associated with integration between the Fund’s and/or the Adviser’s systems and those of participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices);
(ii) the cost of calculating the net asset value of the Shares, including the cost of any third-party valuation services;
(iii) the cost of effecting sales and repurchases of the Shares and other securities;
(iv) base management and incentive fees payable to the Adviser pursuant to the Investment Advisory Agreement;
(v) transfer agent and custodial fees;
(vi) federal and state registration fees;
(vii) federal, state and local taxes;
(viii) interest payable on debt, if any, incurred to finance the Fund’s investments;
(ix) expenses related to unsuccessful portfolio acquisition efforts;
(x) the fees and expenses of any of the Fund’s Independent Trustees;
(xi) brokerage commissions for the Fund’s investments;
(xii) costs of proxy statements, shareholders’ reports and notices;
(xiii) costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;
(xiv) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;
(xv) costs associated with individual or group shareholders;
(xvi) direct costs such as printing, mailing, long distance telephone and secretarial and other staff costs;
(xvii) costs associated with software licenses and related technology necessary for the operation of the Fund;
(xviii) administration fees payable under the Administration Agreement, the Fund’s administrator, including, but not limited to, fees and expenses associated with independent accountants, independent and internal audit, and outside legal costs;
(xix) fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments, including costs associated with meeting potential financial sponsors (including banks, collateralized loan obligation managers, broker-dealers and other intermediaries involved in the Fund’s prospective portfolio investments);

(xx) expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in monitoring the Fund’s investments and performing due diligence (including related legal expenses) on its prospective portfolio investments; and
(xxi) the Fund’s pro rata portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Adviser and compensation of the Fund’s chief compliance officer, chief financial officer and their respective staffs, and legal, operations and other non-investment
professionals at the Adviser that perform duties for the Fund.
Affiliated Brokerage
The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of our securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with our procedures adopted in accordance with Rule
17e-1
under the 1940 Act.
Control Persons
Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” for purposes of the 1940 Act. As of the date of this Prospectus, the Fund had not commenced investment operations and the only shares of the Fund were owned by PennantPark Private Holdings, LP, an affiliate of the Adviser.

DETERMINATION OF NET ASSET VALUE
Our Adviser determines the NAV of our shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.
The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s Board. As stated in Rule
2a-5
under the 1940 Act, determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. Under
Rule 2a-5,
a fund’s board may designate the fund’s adviser as “valuation designee” to perform fair value determinations. The Board, including a majority of the trustees who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, has designated the Adviser to perform fair value determinations and act as “valuation designee” for the Fund’s investments.
We record our investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further discussed below.
Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.
Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.
We primarily invest in junior debt or equity tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party
industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.
We may invest directly in senior loans (either in the primary or secondary markets) (“Senior Loans”). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.
Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.
For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2)
mark-to-model
valuation techniques; and 3) matrix pricing.
For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.
In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.
We may invest in BDCs or other investment vehicles that provide exposure to Senior Loans. When valuing BDCs that are publicly-traded, the Adviser will use the daily closing price quoted by the BDC’s respective exchange. When valuing BDCs that are not publicly-traded, as well as other investment vehicles that are not publicly-traded, the Adviser will use the most recently reported net asset value provided by the manager of the respective investment.
All available information, including
non-binding
indicative bids which may not be considered reliable, typically will be considered by us in making fair value determinations. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases we will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Adviser has engaged independent third-party pricing services and independent third-party valuation firms to assist in pricing and valuation of the Fund’s portfolio securities. We expect to evaluate the impact of such additional information and factor it into its consideration of fair value.
CONFLICTS OF INTEREST
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the accounts managed by PennantPark could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. For example, the Fund may invest in CLOs that hold Senior Loans where an affiliated fund owns a direct interest in such Senior Loan. Further, the Fund may invest in a junior debt tranche of a CLO where an affiliated fund owns an equity interest in such CLO. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).
PennantPark currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities, including other investment funds and separately managed accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser provide investment advisory services to the Fund, are engaged in activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.
The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof (collectively, “Other Accounts”) having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act. The Fund may engage in co-investments
with the Adviser and its affiliates, including Other Accounts, pursuant to the Order granted to the Adviser from the SEC, subject to conditions and restrictions in the Order.
As noted above, the Fund may make investments in a CLO where other funds advised by PennantPark hold an investment in a different tranche of debt or equity. In such circumstances, PennantPark may have conflicting interests between its duties to the Fund and the other funds it advises. Generally, the Fund will make investments that potentially conflict with the interests of other funds it advises only when, at the time of investment by the Fund, PennantPark determines that (a) such investment is in the best interests of the Fund, and (b) the possibility of actual conflict between the Fund and the other funds is remote, or (c) in light of the particular circumstances, PennantPark determines that such investment is appropriate for the Fund, notwithstanding the potential for conflict. The Fund is not affiliated with nor does it control, as such term is defined in the 1940 Act, any of the CLOs in which it invests. In general, under the 1940 Act, the Fund would be presumed to control an issuer if it owned 25% or more of its voting securities.
REPURCHASES OF SHARES
We do not currently intend to list our shares on any securities exchange and do not expect any secondary market for them to develop in the foreseeable future. Therefore, shareholders should expect that they will be unable to sell their shares for an indefinite time or at a desired price. No shareholder will have the right to require the Fund to repurchase such shareholder’s shares or any portion thereof. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the shares, and none is expected to develop in the foreseeable future, shareholders will not be able to liquidate their investment, other than through our Repurchase Program, or, in limited circumstances, as a result of transfers of shares to other investors.
To provide shareholders with limited liquidity, we are structured as an “interval fund” and intend to conduct quarterly offers to repurchase between 5% and 25% of our outstanding shares at NAV, pursuant to Rule
23c-3
under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is possible that we may offer to repurchase only the minimum amount of 5% of our outstanding shares. The NAV will be calculated on the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline, in accordance with Rule
23c-3
of the 1940 Act. The Fund expects to commence its quarterly repurchase program during the first quarter of 2026. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of our outstanding voting securities (as defined in the 1940 Act). The repurchase offer notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. We determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date. We distribute payments to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such date. If shareholders repurchase Class C shares within 365 days after purchase, they will be charged CDSC of up to 1.00%. See “Plan of Distribution – Contingent Deferred Sales Charge.” Our shares are not listed on any securities exchange, and we anticipate that no secondary market will develop for our shares. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, the shares are appropriate only as a long-term investment. In addition, our repurchase offers may subject us and shareholders to special risks.
Determination of Repurchase Offer Amount
The Board in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”). The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification (as defined below) is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described above. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
The Board has authorized the Fund to conduct quarterly repurchase offers for 5% of the Fund’s total number of shares outstanding. Any increase in the Repurchase Offer Amount above 5% must be authorized by the Board. The Repurchase Offer Amount must be at least 5%, but no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.
Notice to Shareholders
No less than 21 days and more than 42 days before each Repurchase Request Deadline, we shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call us at (212)
905-1000
to learn the NAV. The repurchase offer notice also

will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.
Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, we may, but are not required to, repurchase an additional amount of shares not to exceed 2.00% of our outstanding shares on the Repurchase Request Deadline. If we determine not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.
Repurchase Requests in Good Order
A repurchase request is considered in good order if it includes all of the following:

•	A completed and signed repurchase request (or other written instruction) received by the Repurchase Request Deadline

•	The account number, registration name(s), and the number of shares or dollar amount to be repurchased, and the share class if applicable

•	Payment delivery instructions for proceeds (check, ACH, or wire) that match established instructions on the account

•	Signatures of all registered owners; a medallion signature guarantee if required (for example, when the address changed recently, proceeds are sent to a bank not on file, or to a third party)

•	Any other documentation reasonably required by the Fund or its transfer agent, including documents to verify the identity or authority of the owner
Requests that are incomplete or not received in good order by the Repurchase Request Deadline may be delayed, rejected, or processed in a later repurchase offer as permitted. Shares accepted will be repurchased at the NAV determined on the Repurchase Pricing Date, with payment made as described in the repurchase offer materials.
DISTRIBUTION POLICY
Subject to the Board’s discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and to pay such distributions on a monthly basis. Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

We intend to make a distribution each month to our shareholders of the net investment income of the Fund after payment of Fund operating expenses. The distribution rate may be modified by the Board from time to time.
To the extent that any portion of our monthly distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested. Although such return of capital distributions are not currently taxable to shareholders, such distributions will have the effect of lowering a shareholder’s adjusted tax basis in such shares, and could result in a higher tax liability when the shares are sold, even if they have not increased in value, or in fact, have lost value. Our final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt
income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt
income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of our current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to us and our shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in us and, over time, increase our expense ratio. The distribution policy also may cause us to sell securities at a time we would not otherwise do so to manage the distribution of income and gain.
Each year, a statement on Form
1099-DIV
identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a non-taxable
distribution) will be furnished to shareholders subject to IRS reporting. Our ordinary distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. To the extent that we pay distributions to shareholders using proceeds we receive from our distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s adjusted tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. There can be no assurance that we will be able to pay distributions at a specific rate or at all.
As discussed in the “Certain U.S. Federal Income Tax Matters” section, to qualify for and maintain RIC tax treatment, we are required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt
interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, we are required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the amount by which our capital gain exceeds our capital loss (adjusted for certain ordinary losses) for the one-year
period ending on October 31 in that calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. We can offer no assurance that we will be able to avoid excise taxes or achieve results that will permit the payment of any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Any such limitations would adversely impact our ability to make distributions to shareholders.
DISTRIBUTION REINVESTMENT PROGRAM
We operate under a Distribution Reinvestment Program administered by the Transfer Agent. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under our Distribution Reinvestment Program. Shareholders who elect not to participate in our Distribution Reinvestment Program will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the Distribution Reinvestment Program, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have distributions automatically reinvested should so notify the Transfer Agent in writing at PennantPark Enhanced Income fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: PO Box 46707 Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the Distribution Reinvestment Program. Under the Distribution Reinvestment Program, our distributions to shareholders are reinvested in full and fractional shares as described below.
When we declare a distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized newly issued shares from the Fund. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by our NAV per share.
The Transfer Agent will maintain all shareholder accounts and furnish information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated
form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the Distribution Reinvestment Program. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. We will issue certificates in our sole discretion.
In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Distribution Reinvestment Program, the Transfer Agent will administer the Distribution Reinvestment Program on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the Distribution Reinvestment Program. Investors who participate in the Distribution Reinvestment Program and who hold shares through banks, brokers or nominees, may not be able to transfer their shares to another brokerage account and continue to participate in the Distribution Reinvestment Program.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Distribution Reinvestment Program, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable under the Distribution Reinvestment Program for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Matters.”
We reserve the right to amend or terminate the Distribution Reinvestment Program. There is no direct service charge to participants with regard to purchases under the Distribution Reinvestment Program; however, we reserve the right to amend the Distribution Reinvestment Program to include a service charge payable by the participants.
All correspondence concerning the Distribution Reinvestment Program should be directed to the Transfer Agent at PennantPark Enhanced Income fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: PO Box 46707 Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr, Suite 450 Cincinnati, OH.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt
organizations, insurance companies, dealers in securities, pension plans and trusts and financial institutions. This summary assumes that investors hold their shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt
securities or certain other investment assets.
A “U.S. shareholder” generally is a beneficial owner of the Shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust, if (i) a court in the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A
“non-U.S.
shareholder” generally is a beneficial owner of shares that is neither a U.S. shareholder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding shares should consult with the shareholder’s tax advisers with respect to the purchase, ownership and disposition of the shares.
Tax matters are complex and the tax consequences to an investor of an investment in shares will depend on the facts of the shareholder’s particular situation. The Fund encourages all investors to consult their respective tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
The Fund intends to elect, and qualify annually thereafter, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code; however, no assurance can be given that the Fund will be able to maintain RIC tax treatment. As a RIC, the Fund generally will not be subject to U.S. federal income tax on any income that the Fund timely distributes to its shareholders from the Fund’s tax earnings and profits. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, the Fund must distribute to its shareholders on a timely basis each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s income distributed (or deemed distributed) to shareholders. The Fund will be subject to U.S. federal income tax imposed at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders. The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes, in a timely manner, an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the amount by which Fund’s capital gain net income exceeds its capital loss (adjusted for certain ordinary losses) for the one-year
period ending October 31 in that calendar year and (iii) certain undistributed amounts from previous on which the Fund paid no U.S. federal income tax. The Fund may pay “spillover dividends” during a given year, which represent ordinary income and/or capital gains from the previous fiscal year that were not distributed by the end of that year. The Fund would be subject to U.S. federal income tax with respect to the ordinary income and/or capital gains that were not distributed by the end of the prior year and may be subject to the 4% U.S. federal excise tax, if the spillover dividend exceeds the thresholds described above. These spillover dividends are counted in the prior year for purposes of satisfying the Annual Distribution Requirement, however, they are not counted in the prior year as distributed income for purposes of determining whether the Fund is subject to U.S. federal income tax or the 4% U.S. federal excise tax. If the Fund chooses to pay a spillover dividend, the Fund will be subject to U.S. federal income tax and may incur the 4% U.S. federal excise tax with respect to such distribution.
In order to qualify as a RIC, the Fund must, among other things:

•
derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other taxable disposition of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Gross Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year;

•
at least 50% of the value of the Fund’s assets consists of cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of the Fund’s assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities, other than the securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock. The Fund anticipates that a portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to the Fund’s shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received all of the corresponding cash amount. As a result, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of the Fund’s investments at times or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
If the Fund has to borrow funds or sell assets in order to satisfy the Annual Distribution Requirement, the Fund may fail to meet the Diversification Tests and the 1940 Act prohibition on making distributions while debt obligations and senior securities are outstanding, unless certain “asset coverage” tests are met. Further, if the Fund disposes of assets in order to meet the Annual Distribution Requirement or to avoid the imposition of the 4% U.S. federal excise tax, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.
In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty may be 30% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of, or exemption from, withholding tax on investment income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. The Fund does not expect to satisfy the requirement to pass through to our shareholders their share of the foreign taxes paid by the Fund.
The Fund may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” As a result, the Fund may be subject to U.S. federal income tax on any “excess distribution” received on, or gain from the disposition of, such shares. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from such excess distributions or gains. This additional tax and interest may apply even if the Fund makes a distribution as a taxable dividend in an amount equal to (1) any “excess distribution” or (2) gain from the disposition of such shares. Provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations, the Fund can elect to treat the PFIC as a “qualified electing fund” under the Code, or a “QEF.” In lieu of the foregoing requirements, the Fund will be required to include in income each taxable year its proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. In the alternative, we can elect, under certain conditions, to mark-to-market
at the end of each taxable year our PFIC shares. In such case, the Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market
election) any decrease in the value of the PFIC shares. Under either election, the Fund may be required to recognize in a taxable year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the Annual Distribution Requirements and will be taken into account for purposes of the 4% U.S. federal excise tax (described above). No assurances can be given that any such election will be available or that, if available, we will make such an election. Income inclusions from a QEF will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in the Fund’s income.
If the Fund holds 10% or more of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation, or “CFC,” the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of certain of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually, indirectly or by attribution) 10% or more of the combined voting power of all classes of shares of a corporation or 10% or more of the total value of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and such income will be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. Income inclusions from a CFC will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with our business of investing in stocks and securities or the CFC distributes such income to us in the same taxable year to which the income is included in the Fund’s income.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed its investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that it is required to distribute and that is taxable to U.S. stockholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years.
For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable Treasury regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, its capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.
Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
Taxation of U.S. Shareholders
Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” will be taxable as ordinary income to U.S.

shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate
shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for reduced rates of U.S. federal income tax. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced rate of U.S. federal income tax applicable to Qualifying Dividends. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for these shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the U.S. stockholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of its business interest income over the sum of its (i) business interest expense and (ii) other deductions properly allocable to its business interest income.
The Fund may retain some or all of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include the shareholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to the shareholder’s allocable share of the tax paid thereon by the Fund. Because the Fund expects to pay tax on any retained capital gains at the Fund’s regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax the shareholders owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s adjusted cost basis for the shareholder’s shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to the Fund’s shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of the Fund’s investment company taxable income as a “deemed distribution.”
The Fund does not expect that special share distributions that the Fund pays ratably to all investors from time to time, if any, will be taxable. However, in the future, the Fund may distribute taxable dividends that are payable in cash or shares at the election of each shareholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends whether a shareholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive such shareholders’ distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of the shareholder’s distribution in shares. If the Fund decides to make any distributions consistent with these rulings that are payable in part in shares, taxable shareholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of the Fund’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of the shares at the time of the sale.
The Fund has adopted a Distribution Reinvestment Program for its shareholders. If a shareholder reinvests the Fund’s distributions in additional shares, such stockholder will generally be subject to the same U.S. federal, state and local tax consequences as if it had received a distribution in cash and, for this purpose, a shareholder receiving a distribution in the form of additional shares will generally be treated as receiving a distribution in the amount of cash that the shareholder would have received if it had elected to receive the distribution in cash. If the Fund issues additional shares with a fair market value equal to or greater than NAV, however, the shareholder will be treated as receiving a distribution in the amount of the fair market value of the distributed shares. Any such additional shares will have a tax basis equal to the amount treated as a distribution for U.S. federal income tax purposes. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder’s account.
For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if the Fund pays a shareholder a dividend in January that was declared by the Fund in the previous October, November or December payable to shareholders of record on a specified date one of these months then the dividend will be treated for U.S. federal income tax purposes as having been paid by the Fund and received by the Fund’s shareholders on December 31 of the year in which the dividend was declared.
If a shareholder purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the shareholder will be subject to U.S. federal income tax on the distribution even though it represents a return of that shareholder’s investment.
A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of the shareholder’s shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held these shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of the Fund’s shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. shareholder. A loss recognized by a U.S. shareholder on a disposition of shares will be disallowed as a deduction if the U.S. shareholder acquires additional shares (whether through the automatic reinvestment of dividends or otherwise) within a
61-day
period beginning 30 days before and ending 30 days after the date on which the shares are disposed. In this case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss.
From time to time, the Fund may offer to repurchase its outstanding shares. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering
shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.
In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% Medicare tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses).
For any period that the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, a non-corporate
U.S. shareholder will be treated as through they received a distribution equal to certain of the Fund’s expense, including the Fund’s management fees, and will be deductible by such U.S. shareholder only to the extent permitted under the limitations described below. For non-corporate
U.S. shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly
offered RIC, including advisory fees. In particular, these expenses, referred to as “miscellaneous itemized deductions,” are currently not deductible to an individual or other non-corporate
U.S. shareholder (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a U.S. shareholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will qualify as a publicly offered RIC for the Fund’s current tax year, there can be no assurance that the Fund will in fact so qualify for any of the Fund’s taxable years.
The Fund will send to each of the Fund’s U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.
The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all taxable dividends or distributions to any non-corporate
U.S. shareholder (i) who fails to furnish the Fund or the distribution paying agent with a correct taxpayer identification number (in the case of individuals, generally their social security number), or a certificate that such shareholder is exempt from backup withholding, or (ii) with respect to whom the Internal Revenue Service notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. Any amount withheld under backup withholding is generally allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the Internal Revenue Service.
Under Treasury regulations, if a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of
non-U.S.
Shareholders
The following discussion only applies to
non-U.S.
shareholders. Whether an investment in the shares is appropriate for a
non-U.S.
shareholder will depend upon that person’s particular circumstances. An investment in the shares by a
non-U.S.
shareholder may have adverse tax consequences.
Non-U.S.
shareholders should consult their respective tax advisors before investing in the shares.
In general, distributions of the Fund’s investment company taxable income to
non-U.S.
shareholders will be subject to U.S. withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our
non-U.S.
shareholder as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided that any of the Fund’s distributions will qualify for this exemption. If the distributions are effectively connected with a U.S. trade or business of the
non-U.S.
shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment of the
non-U.S.
shareholder in the United States), the Fund will not be required to withhold U.S. federal tax if the
non-U.S.
shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax imposed at the rates applicable to U.S. persons. Special certification requirements apply to a
non-U.S.
shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Actual or deemed distributions of the Fund’s net capital gains to a
non-U.S.
shareholder properly reported by the Fund as capital gain dividends, and gains realized by a
non-U.S.
shareholder upon the sale or redemption of the Shares, will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
non-U.S.
shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
non-U.S.
shareholder in the United States or (ii) such
non-U.S.
shareholder is an individual present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions, a
non-U.S.
shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the
non-U.S.
shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the
non-U.S.
shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate
non-U.S.
shareholder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a
non-U.S.
shareholder.
The Fund must generally report to its
non-U.S.
shareholder and the Internal Revenue Service the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the
non-U.S.
shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the
non-U.S.
shareholder is a resident for tax purposes. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then-applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a
non-U.S.
shareholder, provided the
non-U.S.
shareholder furnishes to the Fund or the dividend paying agent with an Internal Revenue Service Form
W-8BEN-E
or Internal Revenue Service Form
W-8BEN
(or an acceptable substitute form) establishing that the shareholder is a
non-U.S.
shareholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax but can be credited against a
non-U.S.
shareholder’s U.S. federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the Internal Revenue Service.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by certain specified U.S. persons (or held by foreign entities that have certain specified U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While the Code would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends, the U.S. Department of the Treasury has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a specified U.S. person and certain financial information associated with the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on certain payments to certain foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% owner that is a specified U.S. person or provides the withholding agent with identifying information on each greater than 10% owner that is a specified U.S. person. Depending on the status of a
non-U.S.
shareholder and the status of the intermediaries through which they hold their shares,
non-U.S.
shareholders could be subject to this 30% withholding tax with respect to distributions on their Shares. Under certain circumstances, a
non-U.S.
Shareholder may be eligible for refunds or credits of such tax. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required, such as an IRS Form
W-8BEN,
IRS Form
W-8BEN-E
or other applicable series
W-8.
Non-U.S.
persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If the Fund is unable to qualify for treatment as a RIC and certain relief provisions are unable to be satisfied, the Fund will be subject to U.S. federal income tax on all of the Fund’s taxable income imposed at regular corporate rates, regardless of whether the Fund makes any distributions to the Fund’s shareholders. Distributions would not be required, but if any distributions are paid, including distributions of net long-term capital gain, they would be taxable to the Fund’s shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would generally be eligible to claim a dividends-received deduction with respect to such dividend;
non-corporate
shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC in a subsequent taxable year, in addition to the other requirements discussed above, the Fund would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to U.S. federal income tax imposed at corporate rates on any net built-in
gains

with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.
Possible Tax Law Changes
The foregoing discussion is only a summary and is based upon existing federal income tax law. Matters pertaining to U.S. federal income taxation are constantly under review by persons involved in the legislative process, and by the Internal Revenue Service, and the U.S. Treasury Department. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could have adverse consequences, including affecting our ability to qualify as a RIC or otherwise impacting the U.S. federal income tax consequences applicable to us and our investors. Investors are urged to consult with their tax advisors regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Fund’s shares.
THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on July 8, 2025.
Shares of Beneficial Interest
The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of transferable shares of beneficial interest. Such shares of beneficial interest shall have no par value unless the Trustees otherwise determine. There is currently no market for our shares and we do not expect that a market for our shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for our debts or obligations.
Fund intends to offer three classes of shares: Class A shares, Class C shares and Class I shares, subject to the Fund receiving exemptive relief permitting it to offer multiple classes of shares. There is no assurance that the Fund will be granted such exemptive relief. Until such relief is granted by the SEC, the Fund will offer only Class I shares.
Under the terms of the Declaration of Trust, all shares, when consideration for shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each share will be entitled to receive, according to its respective rights, a pro rata
portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of shareholders. The Fund only expects to hold shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of shareholders.
Preferred Shares and Other Securities
The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Excluding Amount Shown Under (3)
Class A Shares	Unlimited	None	$0
Class C Shares	Unlimited	None	$0
Class I Shares	Unlimited	None	$100,000
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the trustee’s or officer’s duty.
Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Fund has entered into the Investment Advisory Agreement with PennantPark. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, PennantPark is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.
Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the trustees then in office. As set forth in the Declaration of Trust, a trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by shareholders, any such Trustees will be elected by a plurality of all shares voted at a meeting of shareholders at which a quorum is present.
If preferred shares are outstanding, two trustees shall be elected exclusively by the preferred shareholders, unless the preferred shareholders waive this right.
The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause by an action adopted by the majority of the then Trustees.
Action by Shareholders
The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by unanimous written consent of shareholders in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the shareholders with respect to any matter submitted to a vote of the shareholders.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.
Conflict with Applicable Laws and Regulations
The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.
Derivative Actions
No person, other than a trustee, who is not a shareholder of the Fund shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. No shareholder of the Fund may maintain a derivative action on behalf of the Fund, unless holders of at least ten percent (10%) of the outstanding shares of the Fund join in the bringing of such derivative action, except that the aforementioned 10% requirement shall not apply to claims made under the federal securities laws. Generally, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: the shareholder makes a pre-suit
demand upon the trustees and the trustees are afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. Further, the trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may (except when a request is for a claim or claims under the federal securities laws) require an undertaking by the shareholder making such request to reimburse the Fund for the expense of any such advisors in the event that the trustees determine not to bring such action.
Exclusive Delaware Jurisdiction
Under the Declaration of Trust, any claims related to the Fund, except claims brought under the federal securities laws, must be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, unless the Fund, in its sole discretion, consents in writing to an alternative forum. The Federal District Courts of the United States of America will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1940 Act, the Securities Act and the Exchange Act. As a result of this exclusive jurisdiction provision, shareholders may be required to bring suit in an inconvenient and less favorable jurisdiction.
REGULATION
We are a
non-diversified,
closed-end
management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end
management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•
except in each case in accordance with our policies with respect thereto set forth in this SAI and the prospectus, borrow funds, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act;

•	change our policy to make quarterly repurchase offers under Rule 23c-3, as further described in the section “Repurchases of Shares;” or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end
management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end
management investment company. Furthermore, as a registered
closed-end
management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.
As a registered
closed-end
management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred shares, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, of at least 200% immediately after each issuance of such preferred shares. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is equity, except that in each case any such class of indebtedness or equity may be issued in one or more series.
We are generally not able to issue and sell our shares at a price below NAV per share. See “Risk Factors — Risks Related to Our Business and Structure.” Regulations governing our operation as a registered closed-end
management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end
management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the prospectus. We may, however, sell our shares at a price below the then-current NAV of our shares if the Board determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.
We may borrow funds to make investments. Although we do not expect to do so, we may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.
As a registered
closed-end
management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Structure” in the prospectus.
Senior Securities
We are permitted, under specified conditions, to issue one class of indebtedness and one class of equity senior to the shares offered hereby if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200%

8
3

immediately after each issuance of senior securities which are shares of beneficial interest. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors” in the Prospectus.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end
management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 16 of Form N-CSR, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•
pursuant to Item 16 of Form
N-CSR,
our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office with or without cause by an action adopted by the majority of the then Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
PLAN OF DISTRIBUTION
Ultimus Fund Distributors, LLC located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as our principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of our shares on a best efforts basis, subject to various conditions. Our shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with Financial Intermediaries that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund. In reliance on Rule 415 under the Securities Act of 1933, as amended, the Fund is offering to sell an unlimited number of its shares, on a continuous basis, through the Distributor. The Distributor uses its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund shares.
The Distributor may pay distribution and service fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If the Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. The Distributor does not retain any portion of the distribution and service fees for profit.
Networking,
Sub-Accounting
and Administrative Fees
Select Financial Intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-transfer
agent,
sub-accounting
and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such Financial Intermediaries may receive compensation from the Fund.
This compensation may include payments to third parties that provide sub-transfer
agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the Fund’s transfer agent providing such services. These third parties are not affiliates of the Adviser. The amount paid for sub-transfer
agent/recordkeeping services varies depending on the services provided, and is capped at a maximum of 0.25% of net assets.
Additional Broker and Dealer Compensation
The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation to Financial Intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries’ registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Payments of Additional Compensation by the Adviser or its affiliates may have the effect of increasing the Fund’s assets under management, which would result in a corresponding increase in management fees payable to the Adviser. The Adviser has not adopted a limitation on the maximum permissible amount of the Additional Compensation that could be paid to Financial Intermediaries.
The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.
Distribution and Servicing Plan
The Fund has adopted a Distribution and Servicing Plan for its Class A shares and Class C shares to pay to the Distributor a Distribution Fee and/or Shareholder Servicing Fee, as applicable, to compensate Financial Intermediaries for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. These activities include marketing and other activities primarily intended to result in the sale of Class C shares and activities related to administration and servicing of Class A or Class C accounts, as applicable. The Distribution and Servicing Plan operates in a manner consistent with Rule
12b-1
under the 1940 Act, which regulates the manner in which an
open-end
investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end
investment company, it has undertaken to comply with the terms of Rule
12b-1,
as required by the exemptive relief for which the Fund has applied, permitting the Fund to, among other things, issue multiple classes of Shares.
Under the Distribution and Servicing Plan, Class A shares pay a Shareholder Servicing Fee at an annual rate of 0.25%, based on the aggregate net assets of the Fund attributable to Class A shares. Under the Distribution and Servicing Plan, Class C shares pay a Distribution Fee and Shareholder Servicing Fee to the Distributor at an annual rate of 0.75% and 0.25%, respectively, based on the aggregate net assets attributable to such class. The Distribution Fee and/or Shareholder Servicing Fee, as applicable, is paid out of the Class A assets or Class C assets, as applicable, and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution Fee and Shareholder Servicing Fee is paid out of the Fund’s assets on an on-going
basis, over time these fees will increase the cost of a shareholder’s investment and may cost the shareholder more than paying other types of sales charges, if applicable. Class C shares are subject to a CDSC of 1.00% on any shares repurchased less than 365 days after their purchase.
Class I shares are not subject to any Distribution Fee or Shareholder Servicing Fee and do not bear any expenses associated therewith.
The Distributor may pay distribution and service fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If the Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. The Distributor does not retain any portion of the distribution and service fees for profit.
Share Classes
Class A Shares and Class C Shares
Class A shares are sold at the prevailing NAV, plus the applicable sales load and the Shareholder Servicing Fee applicable to such class. Class C shares are sold at the prevailing NAV and are not subject to any upfront sales load, except that Class C shares are subject to the applicable Distribution Fee and Shareholder Servicing Fee and a CDSC equal to 1.00% of the original purchase price of Class C shares repurchased by the Fund that have been held, as of the time of repurchase, less than 365 days from the purchase date. Class A shares and Class C shares are not available for purchase directly from the Distributor and are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Distributor to sell Class A shares and Class C shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts.
The Fund intends to apply to the SEC for exemptive relief to offer multiple classes of shares and to adopt separate distribution and service plans for Class A shares and Class C shares. Such exemptive relief would permit the Adviser and the Fund to designate multiple classes of shares and impose class specific early withdrawal charges and/or annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the dividend of the shares of the particular class. Pursuant to the terms of such exemptive relief, the Fund and/or the Adviser may be required to comply with certain regulations that would not otherwise apply. The Distribution and Servicing Plan operates in a manner consistent with Rule
12b-1
under the 1940 Act. See “Distribution and Servicing Plan” above for more information.
Contingent Deferred Sales Charge
Financial Intermediaries that have entered into selling agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. If you submit Class C shares to the Fund for repurchase within 365 days after purchase, you will be charged CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being repurchased or the proceeds of your repurchase. When you repurchase Class C shares, the repurchase order is processed so that the lowest CDSC charge is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the repurchases of Class C shares expressed as a percentage of the applicable repurchase amount may be higher or lower than the charge described due to rounding.
Class I Shares
Class I shares are sold at the prevailing NAV and are not subject to any upfront sales load. Class I shares are not subject to a Distribution Fee or Shareholder Servicing Fee.
Class I shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, including certain
non-U.S.
investment companies operating as “feeder funds,” and individuals that can meet the minimum investment amount. Class I shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.
Purchasing Shares
The following section provides basic information about how to purchase Shares of the Fund. If you are eligible to buy Class I shares as well as either Class A shares or Class C shares, you should buy Class I shares because Class A shares and Class C shares may be subject to sales charges, and each of Class A shares and Class C shares will pay an annual distribution and/or service fee.
Individual shareholders who purchase Shares through Financial Intermediaries, pensions or profit sharing plans may not be eligible to hold Fund shares outside of their respective plan or Financial Intermediary platform. Certain broker-dealers with agreements with the distributor are authorized to receive purchase and repurchase requests for transmission to the Fund and in some cases may designate other Financial Intermediaries to receive such orders.

Class A Shares
Eligible investors may purchase Class A shares through Financial Intermediaries. Class A shares are not available for purchase directly from the Distributor. Class A shares are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Fund’s distributor to offer Class A shares , but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Class A shares must be submitted by your broker-dealer or other financial firm on your behalf.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the Shares plus an initial sales charge. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares.
Class A Shares are subject to the following sales charge:

Amount Invested	Broker Commission/Dealer Reallowance*	Dealer Manager Fee	Sales Load as a % of Offering Price	Sales Load as a % of Amount Invested
Under $100,000	5.00%	0.75%	5.75%	6.10%
$100,000—$249,999	4.00%	0.75%	4.75%	4.99%
$250,000—$499,999	3.00%	0.75%	3.75%	3.90%
$500,000—$999,999	2.00%	0.50%	2.50%	2.56%
$1,000,000 and above	1.00%*	0.00%	1.00%	1.01%

*	Gross dealer concession paid to participating broker-dealers.
Right of Accumulation
For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

For example, the following illustrates the operation of the right of accumulation:
If a shareholder owned Class A shares of the Fund through an investment of $99,999 (including sales charge) and wished to purchase additional Class A shares of the Fund through an investment of $50,000 (including sales charge), the sales charge applicable on the $50,000 purchase would be at the 4.75% rate, rather than the 5.75% rate that would otherwise apply to a $50,000 purchase. The discount will be applied to the current purchase (i.e., the $50,000 purchase), not to any previous transaction.
You may add the current value of all of your existing investments in the Fund and certain other funds advised by the Adviser or its affiliates (the “PennantPark Family Funds”) to determine the front-end
sales charge

to be applied to your current Class A purchase. Only balances currently held entirely at the PennantPark Family Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A shares charge. You may include the value of PennantPark Family Funds’ investments held by the members of your immediately family, including the value of PennantPark Family Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the PennantPark Family Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.
If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.
Class C Shares
Eligible investors may purchase Class C shares through Financial Intermediaries. Class C shares are not available for purchase directly from the Distributor. Class C shares are primarily offered and sold to retail investors by certain broker-dealers which are members of FINRA and which have agreements with the Fund’s distributor to offer Class C shares, but may be made available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm and instructions for buying, selling, exchanging or transferring Class C shares must be submitted by your broker-dealer or other financial firm on your behalf.
Class I Shares
Investors may purchase Class I shares directly from the Fund, the Distributor or Financial Intermediaries in accordance with the instructions below. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. We may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly.
Additional Information
An investor may make purchases directly from the Fund by mail, Automated Clearing House (“ACH”), or bank wire. Investors should contact the Transfer Agent to purchase directly from the Fund. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Fund’s transfer agent. The returned check and stop payment fees are currently $25.00.

Orders will be deemed to have been received when the Fund or Financial Intermediary receives the order. Orders transmitted to the Fund or a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced at the Fund’s NAV next computed after the orders are received by the Fund or the Financial Intermediary. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time. The required minimum initial investment for Class I shares of the Fund is $100,000. The minimum additional investment is $100. The Fund may, in the Adviser’s sole discretion, accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than the investment minimums stated above.
In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application. As requested on the account application, investors must supply full name, date of birth, social security number and residential street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Transfer Agent at (833)
415-1088
for additional assistance when completing an account application.
If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Transfer Agent also may reserve the right to close the account within five business days if clarifying information/documentation is not received.
Medallion Signature Guarantee
To help protect shareholders and the Fund against potential fraud, the Fund or its transfer agent may require a Medallion Signature Guarantee (“MSG”)
for certain requests. An MSG is a stamped certification from an eligible guarantor institution that verifies the authority and authenticity of the signer. Notarization is not an acceptable substitute for an MSG.
An MSG may be required in situations including, without limitation, when:

•	redemptions or disbursements exceed $100,000;

•	proceeds are requested to be paid to a payee or bank account not already on file;

•	bank instructions or payee information were added or changed within the past 30 calendar days;

•	the mailing address was changed within the past 30 calendar days and proceeds are requested by check;

•	the account registration or ownership is being changed (including transfers to another person or entity);

•	delivery instructions request alternate handling or special processing; or

•	the Fund or its transfer agent reasonably determines that additional verification is warranted.
MSGs must be obtained from eligible guarantor institutions that participate in a Medallion program (e.g., STAMP, SEMP, or MSP). These institutions typically include commercial banks, savings associations, credit unions, and broker-dealers. Shareholders should contact the Fund’s transfer agent in advance if unsure whether an MSG will be required. The Fund’s transfer agent reserves the right to reject any signature guarantee.
For ACH purchases such as automatic investment plan or telephone purchases where funds move into the Fund, an MSG is generally not required; bank-account verification is used instead. The Fund or its transfer agent may require an MSG in their discretion.
Share Class Conversions
If you meet the eligibility requirements for another share class of the same Fund, you may request a conversion of your shares to that class. A conversion is not a redemption and is not subject to the Fund’s repurchase offer schedule. Conversions are processed on any business day at the relative NAVs on the conversion date, and no sales charge or conversion fee is imposed by the Fund or its transfer agent. Your financial intermediary may charge a separate fee and may have its own policies. After conversion, the ongoing expenses and features of the new class (including any
12b-1
or service fees) will apply. Conversions are limited to the same account registration. A conversion is generally not a taxable event for U.S. federal income tax purposes; please consult your tax adviser. The Fund or its transfer agent may refuse, limit, or suspend conversions as permitted by the Fund’s policies.
Lost Shareholders, Inactive Accounts and Unclaimed Property
State unclaimed-property (“escheat”) laws require financial institutions, including mutual funds and their transfer agents, to report and remit property that is considered abandoned if the owner does not maintain contact within the period specified by the law of the shareholder’s last known address. If you do not cash distribution or repurchase checks, fail to keep a current address on file, or otherwise fail to communicate with the Fund or its transfer agent within the required period, your account or any uncashed amounts may be reported and remitted to the appropriate state as unclaimed property. You can help avoid this outcome by promptly cashing checks, maintaining a current address on your account, and contacting the Fund or its transfer agent at least once during the required period (for example, through written correspondence, telephone inquiries, or initiating a transaction on the account).
In some states, escheatment may require liquidation of shares before remittance; in that case, shareholders may be entitled only to receive the cash value at the time of sale. For retirement accounts, escheatment may be treated as a taxable distribution, and federal and/or state income-tax
withholding may apply.
Texas notice.
If your last known address is in Texas, you may designate a representative to receive unclaimed-property due-diligence
notices for your account. To make this designation, please contact the Fund or its transfer agent. The designated representative will not have authority to access or change your account.
By Mail
Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on
non-U.S.
financial institutions will generally not be accepted. If checks are returned due to insufficient funds or other reasons, the investor’s purchase will be canceled, and the investor will also be responsible for any losses or expenses incurred by the Fund and the Fund’s transfer agent. The Fund will charge a $25 fee and may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete an account application and mail it, along with a check made payable to the Fund, to:

Regular Mail	Overnight Mail
PennantPark Enhanced Income Fund, c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	PennantPark Enhanced Income Fund, c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246
The application must contain a valid Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If an investor has applied for a SSN or TIN at the time of completing the account application but has not received the number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and the Fund has not been notified by the IRS that the investor is subject to back-up
withholding.

By sending a check to the Fund, investors should be aware that they are authorizing the Fund to make a one-time
electronic debit from their account at the financial institution indicated on their check. The bank account will be debited as early as the same day the Fund receives payment in the amount of the investor’s check. The original check will be destroyed once processed, and the investor will not receive the canceled check back. If the Fund cannot post the transaction electronically, the investor authorizes the Fund to present an image copy of the check for payment. Subsequent investments by check should identify the shareholder’s account number in a letter accompanying the check.
By Wire — Initial Investment
Investors may make an initial investment via wire if the order total is over $25,000. To make an initial investment by wire, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call us at (833)
415-1088
for wiring instructions and to notify us that a wire transfer is coming. Any commercial bank can transfer same-day
funds via wire. We will normally accept wired funds for investment on the day received if they are received by our designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day
funds.
By Wire — Subsequent Investments
Before sending a wire, investors must contact the Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Automatic Investment Plan — Subsequent Investments
You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact us at (833) 415-1088 for more information about the Fund’s Automatic Investment Plan.
By Telephone — Subsequent Investments
Additional shares may be purchased by telephone for existing accounts with bank instructions on file and verified. Telephone purchase requests received in good order before 4:00 p.m. Eastern Time are priced at that day’s next calculated NAV; requests received after that time are priced at the next business day’s NAV. During periods of high market activity, call volumes may be elevated and wait times longer; please allow sufficient time to place your telephone purchase. The transfer agent will debit the amount you authorize from your U.S. bank account via ACH. New or changed bank instructions may be subject to a
15-day
verification period before telephone purchases are permitted. The Fund or the transfer agent may limit the amount of a telephone purchase or suspend or terminate telephone purchase privileges at any time. If an ACH debit is not honored, the Fund may cancel the purchase or redeem shares from your account to recover the amount, and you are responsible for any related losses or returned-item fees. For investor protection, calls may be recorded and the Fund and its agents use reasonable procedures to verify identity; they are not liable for losses resulting from instructions reasonably believed to be genuine when these procedures are followed. Amounts invested by check may be subject to a hold until funds have cleared, and payment of repurchase proceeds may be delayed until that time; payment of repurchase proceeds will not be delayed by more than seven days after the Repurchase Pricing Date. Telephone purchase privileges may not be available for all account types. Participation in telephone purchase features does not assure a profit or protect against loss.
Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions (including the Fund’s transfer agent) to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address (a P.O. Box is not accepted as your primary address), date of birth (for individuals), and taxpayer identification number. We may also request a driver’s license, passport, or other identifying documents. For legal-entity accounts, we may request information about the entity and its beneficial owners. If we are unable to verify the information to our satisfaction, the Fund or its transfer agent may restrict, refuse, or close the account, and may reject or cancel transactions until verification is completed.
Investment Minimums
The required minimum initial investment for Class A and Class C shares of the Fund is $2,500, and the required minimum initial investment for Class I shares of the Fund is $100,000, except that the minimum investment may be higher or lower for certain financial firms that submit orders on behalf of their customers, the trustees and certain employees and their extended family members of the Adviser and its affiliates. The minimum additional investment for Class A, Class C and Class I shares in the Fund is $100. Minimum investment amounts may be waived at the sole discretion of the Adviser.
Potential Sales Load Waiver – Class A Shares
Unless eligible for a sales load waiver, investors purchasing Class A shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each investor in Class A shares may be up to 5.75%. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor. You do not pay a sales load on the Fund’s distributions or dividends you reinvest in additional Class A shares.
Investors may be able to buy Class A shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former trustee of the Fund; (iii) an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Adviser or its affiliates; or (iv) purchasing Class A shares through a Financial Intermediary that has a special arrangement with the Fund. The Fund does not currently have any special arrangements with a Financial Intermediary. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the Financial Intermediary through whom the subscription is made so it can notify the Fund.
Verification of Shareholder Transaction Statements
Please review your confirmation statements and account statements promptly. If you believe an error or discrepancy exists, contact the Fund or its transfer agent in writing within 60 days after the date of the statement.

No Exchange Privilege
The Fund does not offer an exchange privilege into other funds or other share classes. Shareholders may purchase additional shares at any time. Limited, periodic liquidity is limited to the periodic repurchase offers described in this Prospectus.
Cost Basis Reporting
Federal law requires that investment companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on Shareholders’ Consolidated Form 1099s when “covered” securities are sold or repurchased. The Fund has chosen the average cost method as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be repurchased when there are multiple purchases on different dates at differing net asset values, and the entire position is not repurchased at one time. The Fund’s standing tax lot identification method is the method by which covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s standing method and will be able to do so at the time of your purchase or upon the repurchase of covered shares.
For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. Investors should consult independent sources, which may include a tax professional, with respect to decisions with respect to choosing a tax lot identification method.
LEGAL MATTERS
Dechert LLP, located at 1900 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Fund.
REPORTS TO SHAREHOLDERS
We will send to our shareholders unaudited semi-annual and audited annual reports, when available, including a list of investments held.
HOUSEHOLDING
In an effort to decrease costs, we intend to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call the Transfer Agent at (833) 635-6839 to discontinue householding and request individual copies of these documents. Once we receive notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RSM US LLP, located at 555 17th Street, Suite 1200, Denver, CO 80202, serves as the Fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the U.S. Securities and Exchange Commission.

PRIVACY NOTICE
We take precautions to maintain the privacy of personal information concerning our investors. These precautions include the adoption of certain procedures designed to maintain and secure your nonpublic personal information from inappropriate disclosure to unaffiliated third parties. We are sending this notice in accordance with applicable federal regulations. This notice applies to investors in the Fund.
What kind of personal information do we have about you and where did we get it?

•	We collect nonpublic personal information about you from the following sources:

•	Information we may receive from you in subscription agreements or other related documents or forms; and

•	Information about your transactions with our affiliates and us.
How do we protect your personal information?
We do not disclose any nonpublic personal information about our investors or former investors to anyone, except as permitted by law.
We restrict access to nonpublic personal information about you to those employees and agents of PennantPark Investment Advisers, LLC, its affiliates and unaffiliated third party service providers (which may include a custodian, transfer agent or printer) who need to know that information in order to provide services to you or to the Fund. In that regard, we note that we maintain physical, electronic, and procedural safeguards that comply with federal standards to safeguard your nonpublic personal information and which we believe is adequate to prevent unauthorized disclosure of such information.
What do we do with personal information about our former investors?
If an investor decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such investor and his/her account.
If you have any questions concerning our privacy policies, please contact our Chief Financial Officer, Richard T. Allorto, Jr., at (212)
905-1001.
ADDITIONAL INFORMATION
The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (File No. 333-288919 and
811-24108).
The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.
We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov. This information will also be available free of charge by contacting us at 1691 Michigan Avenue, Miami Beach, FL 33139, or by telephone at (212)
905-1000
or on our website at
www.pennantpark.com
.

PROSPECTUS
PENNANTPARK ENHANCED INCOME FUND
CLASS A SHARES
CLASS C SHARES
CLASS I SHARES

[     ], 2025
PennantPark Investment Advisers, LLC
Investment Adviser

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund.
You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to completion, dated December 9, 2025

PENNANTPARK ENHANCED INCOME FUND

CLASS A SHARES

CLASS C SHARES

CLASS I SHARES

STATEMENT OF ADDITIONAL INFORMATION

[   ], 2025

PENNANTPARK ENHANCED INCOME FUND

1691 Michigan Avenue

Miami Beach, FL 33139

(212) 905-1000

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of PennantPark Enhanced Income Fund, dated [   ], 2025 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

Unless otherwise noted, the terms “we,” “us,” “our,” and the “Fund” refer to PennantPark Enhanced Income Fund. We refer to PennantPark Investment Advisers, LLC, our investment adviser, as “PennantPark” and the “Adviser.” You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund at (212) 905-1000 or by visiting the Fund’s website at www.pennantpark.com. Information on the website is not incorporated herein by reference. The Fund’s filings with the Securities and Exchange Commission (the “SEC”) are also available to the public on the SEC’s Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

i

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and that operates as an “interval fund.”.

The Fund was organized as a Delaware statutory trust on July 8, 2025. The Fund’s principal address is 1691 Michigan Avenue, Miami Beach, FL 33139, and its telephone number is (212) 905-1000. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization (“NRSRO”). Debt tranches rated BB are below investment grade or “junk”. To a lesser extent, we may invest in other CLO debt securities, CLO equity or other debt securities, as consistent with our investment objectives and which may be of any credit quality. CLOs own a pool of senior secured loans made to companies whose debt is rated below investment grade by an NRSRO or, in some circumstances, unrated (commonly known as “junk” bonds). The principal and interest payments made to CLO junior tranches occur after the CLO’s senior operational expenses and investment grade tranches have received their contractual payments. A portion of CLOs in which we invest may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”) of between approximately $10 million and $50 million. We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions. These opportunistic investments may also include, without limitation (i) debt and equity securities issued by business development companies, (ii) direct investments in Senior Secured Loans, (iii) fixed income securities and (iv) private investment funds that provide exposure to Senior Secured Loans and fixed income securities. With respect to the foregoing investments, our general investment strategy is broad and is not limited to any specific industry, sector, or a minimum or maximum market capitalization. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans and securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our Adviser’s assessment of prevailing market conditions.

Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans financed with long-term financing. The CLOs in which we invest are generally comprised of Senior Secured Loans that meet

1

specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diversified by borrowers and industries.

We may invest in other registered investment companies, such as exchange-traded funds, to gain exposure to particular asset classes consistent with our investment objective, or for cash management purposes, including during periods when the Fund has large amounts of uninvested cash.

See “Investment Objective, Policies and Strategies” in the Prospectus for additional information regarding our investment strategy.

Fundamental Policies

Our stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)

Borrow funds, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 331/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)

Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 331/3% of the value of the Fund’s total assets or, if the class of senior security is preferred shares, to no more than 50% of the value of the Fund’s total assets).

(3)	Purchase securities on margin.

(4)

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(5)

Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)

Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan.

(7)

Purchase or sell real estate or interests in real estate in amounts that would impact the Fund’s ability to qualify as an “investment company” under the 1940 Act. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

2

(8)

We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries, except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). We will consider the holdings of other funds in which we invest, if and when available, for purposes of determining compliance with our concentration policy. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” In connection with our CLO investments, we will analyze the underlying or reference securities, instruments or assets in order to comply with this policy.

In addition, we have adopted a fundamental policy that we will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. With respect to securities we acquire directly in privately negotiated transactions, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Fundamental Policies

The following are additional investment limitations of the Fund and may be changed by the Board without shareholder approval.

Investment Policy. The Fund pursues its investment objective by investing its assets (defined as net assets plus the amount of any borrowing for investment purposes) primarily in CLO junior debt tranches, and, to a lesser extent, in other CLO debt securities, CLO equity or other debt securities.

Short Selling. The Fund may engage in short sales for hedging purposes.

Non-Principal Investment Strategies

Depositary Receipts. The Fund may invest in American Depositary Receipts, as well as other “hybrid” forms of American Depositary Receipts, including European Depositary Receipts and Global Depositary Receipts. American Depositary Receipts are certificates evidencing ownership of shares of a foreign issuer.

3

These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding distributions and interest and corporate actions. American Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities, which are described below.

Foreign Securities. The Fund may invest in non-U.S. companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund or a private investment fund in which the Fund invests, including but not limited to private debt funds and private real estate funds managed by unaffiliated institutional asset managers, or a public investment fund in which the Fund invests managed by unaffiliated institutional asset managers, may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Restricted and Illiquid Securities. The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

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Equity Securities. In addition to common stocks, the Fund may invest in equity securities, including preferred stocks, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally distributions as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed distribution rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to credit securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior credit security with similar stated yield characteristics. Unlike interest payments on credit securities, preferred stock distributions are payable only if declared by the board of directors or equivalent body. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the distribution paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt investments having a remaining maturity of 60 days or less when purchased will be valued at cost, adjusted for amortization of premiums and accretion of discounts. Short-term debt securities are defined to include, without limitation, the following:

(1)

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by other U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any shareholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to

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operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will lose value or default. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so;

(2)

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the FDIC; and

(3)

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV per share.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

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The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. No income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e. T+7 for par loans and T+20 for distressed loans, in other words, more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro-rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund for purposes of the 1940 Act; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

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Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Short Sales. The Fund may engage in short sales of securities, particularly of corporate bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for purposes of financing and risk management and to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by the Adviser or us in connection with administering our business, including expenses incurred in performing administrative services for us, and the reimbursement of the allocable portion of certain other expenses. See “Management of the Fund — Investment Adviser” in the Prospectus for a description of how the fees payable to our Adviser will be determined.

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Certain of the executive officers, directors/trustees and finance professionals of the Adviser who perform services for us on behalf of our Adviser may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of PennantPark. These persons may have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of PennantPark may organize other investment programs and acquire for their own account investments that may be suitable for us.

Allocation of our Adviser’s Time

We rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of other PennantPark entities. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, PennantPark believes that its professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. It is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands.

Allocation of Investments

The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof (collectively, “Other Accounts”) having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act. The Fund may engage in co-investments with the Adviser and its affiliates, including Other Accounts, pursuant to the Order granted to the Adviser from the SEC, subject to conditions and restrictions in the Order.

The Order grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, where co-investing would otherwise be prohibited by the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent trustees who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees.

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We may only co-invest with other funds managed by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance, including the no-action position of the SEC set forth in Mass Mutual Life Ins. Co. (SEC No-Action Letter, June 7, 2000), on which similarly situated funds like the Fund rely in order to co-invest in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Fund’s behalf and on behalf of other clients, negotiates no term other than price.

In certain situations where co-investment with one or more funds managed or owned by our Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer on a differential basis between funds or where the different investments could be expected to result in a conflict between the interest of the Fund and those of other funds managed by the Adviser that cannot be mitigated or otherwise addressed pursuant to the policies and procedures of the Adviser, the Adviser must decide which client will proceed with the investment. The Adviser will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations.

Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us and such opportunities may be provided to another affiliate of our Adviser.

To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

MANAGEMENT OF THE FUND

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the daily valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board consists of six trustees, four of whom are not “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of our company or of PennantPark and are “independent” as determined by the Board. We refer to these individuals as our “Independent Trustees.” The Board elects our executive officers, who serve at the discretion of the Board.

Board of Trustees

Under our Declaration of Trust, each trustee shall serve during the continued lifetime of the Fund and will not be subject to a term limit. The Fund does not intend to hold annual meetings of its shareholders.

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Trustees

We have divided the trustees into two groups — Interested Trustees and Independent Trustees. The address for each Trustee is c/o PennantPark Enhanced Income Fund, 1691 Michigan Avenue, Miami Beach, FL 33139, unless otherwise noted. Information regarding the members of the Board is as follows:

Interested Trustee

Name and Age	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Arthur H. Penn (62)*	Trustee (Since Inception) Chief Executive Officer (Since Inception) Chairperson of the Board (Since Inception)	Founder, Chairman and Chief Executive Officer to the funds in the Fund Complex.(2) Mr. Penn also is the Founder and Managing Member of the Adviser. Previously, Mr. Penn was the Co-Founder of Apollo Investment Management, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from inception in 2004 to 2006 and served as President and Chief Operating Officer in 2006. He formerly was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006.	Four	None

José A. Briones, Jr. (55)*	Trustee (Since Inception)	Mr. Briones joined the Adviser in December 2009 and is a Senior Partner. Before joining the Adviser, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. Before that, he was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Before joining UBS, he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.	Four	AKW Holdings Limited, since 2018; Marketplace Events LLC, Chairman of the Board, from 2020 to 2024; MSpark, LLC, Chairman of the Board and President, from 2020 to 2024; PT Networks Intermediate Holdings, LLC, from 2019 to 2022; Flock Financial, LLC, since 2024; Metropolitan YMCA of the Oranges (NJ), since 2022.

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*	Such individual is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with PennantPark.
(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund, PennantPark Floating Rate Capital, PennantPark Investment Corporation and PennantPark Private Income Fund.

Independent Trustees

Name and Age	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Adam K. Bernstein (62)	Trustee (Since Inception)	President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm, since 1995 and President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region, from 2006. Also, Mr. Bernstein served on the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania from 2012 to 2021 and the Board of Trustees of the School of Arts and Sciences at the University of Pennsylvania from 2018 to 2022.	Four	Advisory Board Member of University Research Corporation, since 2020.

Marshall Brozost (58)	Trustee (Since Inception)	Partner at Allen Matkins Leck Gamble Mallory & Natsis LLP, where he serves as co-chair of the New York real estate group, since September 2023. Prior to Allen Matkins Leck Gamble Mallory & Natsis LLP, Mr. Brozost practiced law at McDermott Will & Emery LLP, From April 2022 to September 2023; Orrick, Herrington & Sutcliffe LLP, from July 2016 to April 2022; at Schulte Roth & Zabel LLP from May 2012 to July 2016; and at Dewey & LeBoeuf LLP from 2005 to 2012.	Four	None

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Name and Age	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee in the Past 5 Years
Jeffrey Flug (62)	Trustee (Since Inception)	Mr. Flug was President of Union Square Hospitality Group, an exclusive chain of restaurants, from 2009 to June 2015. Mr. Flug served as Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc., a non-profit organization whose mission is to eradicate extreme global poverty, from 2006 to 2008. From 2000 to 2006, Mr. Flug was a Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank.	Four	Shake Shack Inc., since 2014; Tender Greens, a private company, since 2015; Momentous, a private company, from 2018-2021.

Samuel L. Katz (60)	Trustee (Since Inception)	Managing Partner of TZP Group LLC, a private equity fund, since 2007. Chief Executive Officer and director of TZP Strategies Acquisition Corp. (Nasdaq: TZPS), a special purpose acquisition company; Before joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. Prior to that position, Mr. Katz was Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005.	Four	Director of TZP Strategies Acquisition Corp.; BQ Resorts, LLC; Lift Brands, Inc.; HomeRiver Group; Pyramid Hotel Group; Triangle Home Fashions Holdings, LLC; Whitestone Home Furnishings, LLC (d/b/a The Saatva Company); Dwellworks; Rebath Member; Building Kidz School; Executive Committee of YRF Darca; Board of Advisors of Columbia University Irving Medical Center

(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.
(2)	The term “Fund Complex” includes the Fund, PennantPark Floating Rate Capital, PennantPark Investment Corporation and PennantPark Private Income Fund.

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Officers Who are Not Trustees

Information regarding our officers who are not trustees is as follows. The address for each officer is c/o PennantPark Enhanced Income Fund, 1691 Michigan Avenue, Miami Beach, FL 33139, unless otherwise noted.

Name and Age	Position(s) Held with the Fund; Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Richard T. Allorto Jr. (53)	Chief Financial Officer	Chief Financial Officer and Treasurer to the funds in the Fund Complex. Mr. Allorto was most recently the Chief Financial Officer of Medley Management Inc. and served as the Chief Financial Officer of Sierra Income Corporation and before that Medley Capital Corporation. Before that, he was a Managing Director at GSC Group from 2001 to 2010.

Gerald “Jerry” Cummins (70)	Chief Compliance Officer	Chief Compliance Officer to the funds in the Fund Complex. Mr. Cummins joined the Company’s outsourced compliance service provider, ACA Group, in 2022. Prior to joining ACA, Mr. Cummins previously served as a director of Alaric Compliance Services, LLC from 2014 to 2022.

Adam Katz (43)	Secretary	Managing Director and General Counsel of PennantPark. Mr. Katz was most recently the Head of Legal, Chief Compliance Officer, and Corporate Secretary of Energize Ventures. Before that, he was Senior Counsel at Golub Capital.

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Biographical Information

The following is information concerning the business experience of the Board and officers. The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow our Board to operate effectively in governing the Fund and protecting the interests of its shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board.

Interested Trustee

Arthur H. Penn

The Board benefits from Mr. Penn’s business leadership and experience and knowledge of senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as diverse management practices. Mr. Penn is the Chairperson and Chief Executive Officer to the funds in the Fund Complex and Managing Member of the Adviser and the Administrator. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006, and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn served as Global

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Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers. Mr. Penn’s longstanding service as Chairperson and Chief Executive Officer to the funds in the Fund Complex and Managing Member of the Adviser and the Administrator provide him with a specific and valuable understanding of the Fund, its operations and the business and regulatory issues facing it.

José A. Briones, Jr.

Mr. Briones brings to the Board 30 years of business leadership and experience and knowledge of senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, as well as diverse management practices. He is responsible for and oversees originating, underwriting, executing, and monitoring investments for the Adviser, as well as overseeing various strategic initiatives and serves as a Portfolio Manager. Before joining the Adviser, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee. Before that, Mr. Briones was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Before joining UBS, Mr. Briones was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

Independent Trustees

Adam K. Bernstein

Mr. Bernstein brings to the Board over 30 years of experience at a real estate development, investment and management business in the Mid-Atlantic region of the United States. Mr. Bernstein affords the Board his vast experience in the area of strategic and financial planning and capital and risk management. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm which he joined in 1986. Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. From 2012 to 2021, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania and has served on the Board of Trustees of the School of Arts and Sciences at the University of Pennsylvania from 2018 to 2022 and on the Advisory Board of University Research Corporation since 2020.

Marshall Brozost

Mr. Brozost brings to the Board 25 years of experience in the areas of finance, private equity, mergers and acquisitions and restructurings. Since September 2023, Mr. Brozost has been a Partner at Allen Matkins Leck Gamble Mallory & Natsis LLP, where he serves as co-chair of the New York real estate group. Prior to Allen Matkins Leck Gamble Mallory & Natsis LLP, Mr. Brozost practiced law at McDermott Will & Emery LLP from April 2022 to September 2023, at Orrick, Herrington & Sutcliffe LLP from July 2016 to April 2022, at Schulte Roth & Zabel, LLP from May 2012 to July 2016, at Dewey & LeBoeuf LLP from 2005 to 2012, at Solomon & Weinberg LLP from 2004 to 2005 and at O’Melveny & Myers LLP from 2001 to 2004. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

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Jeffrey Flug

Mr. Flug brings to the Board expertise in fixed income, investment banking, accounting and business operations. From 2009 to June 2015, Mr. Flug held a variety of senior positions, including, most recently, President, with Union Square Hospitality Group, an exclusive chain of restaurants. Since September 2014, Mr. Flug has served as a director of Shake Shack, Inc. Mr. Flug has also served as a director of Tender Greens, a private company, since 2015. From October 2012 to September 2015, Mr. Flug was a director of Sears Hometown and Outlet Stores, Inc. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz

Mr. Katz brings to the Board a diverse knowledge of business and finance as a result of his career over the past 30 years. Mr. Katz currently serves as the Chief Executive Officer and director of TZP Strategies Acquisition Corp. (Nasdaq: TZPS), a special purpose acquisition company, and the Managing Partner of TZP Group LLC, a private equity fund he formed in 2007. Prior to joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation, including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, Mr. Katz was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial leveraged buyouts of several hotel franchise brands which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert. Mr. Katz also currently serves as a director of the following companies: BQ Resorts, LLC; Lift Brands, Inc.; HomeRiver Group; Pyramid Hotel Group; Triangle Home Fashions Holdings, LLC; Whitestone Home Furnishings, LLC (d/b/a The Saatva Company); Dwellworks Investors; Rebath and YRF Darca; and he currently serves on the Board of Advisors of Columbia University Irving Medical Center.

Officers Who are not Trustees

Richard Allorto

Mr. Allorto is Chief Financial Officer and Treasurer to the funds in the Fund Complex. Mr. Allorto was most recently the Chief Financial Officer of Medley Management Inc. and served as the Chief Financial Officer of Sierra Income Corporation and before that Medley Capital Corporation. Before that, he was a Managing Director at GSC Group from 2001 to 2010.

Gerald “Jerry” Cummins

Mr. Cummins is Chief Compliance Officer to the funds in the Fund Complex. Mr. Cummins joined the Company’s outsourced compliance service provider, ACA Group, in 2022. Prior to joining ACA, Mr. Cummins previously served as a director of Alaric Compliance Services, LLC from 2014 to 2022.

Adam Katz

Mr. Katz is Managing Director and General Counsel of PennantPark and is Secretary of the Fund. Mr. Katz was most recently the Head of Legal, Chief Compliance Officer, and Corporate Secretary of Energize Ventures. Before that, he was Senior Counsel at Golub Capital.

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Committees of the Board of Trustees

The Board currently has two committees: an audit committee and a nominating and corporate governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems and reviewing our financial statements and periodic reports. The audit committee also establishes guidelines and makes recommendations to the Board regarding the valuation of our investments. The audit committee is responsible for aiding the Board in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The current members of the audit committee are Messrs. Bernstein, Brozost, Flug and Katz. The Board has elected Messrs. Flug and Katz as the co-chairs of the audit committee. The Board has determined that Messrs. Flug and Katz each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Fund or of PennantPark.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee is responsible for selecting, researching, and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Our nominating and corporate governance committee will consider shareholders’ proposed nominations for trustees. The current members of the nominating and corporate governance committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom are considered independent for purposes of the 1940 Act. Messrs. Bernstein and Brozost serve as the co-chairs of the nominating and corporate governance committee.

Compensation of Trustees

The following table indicates the compensation paid to the trustees for the fiscal year ended September 30, 2025.

Name	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2)
Arthur H. Penn	$0	$0	$0	$0
José A. Briones, Jr.	$0	$0	$0	$0
Adam K. Bernstein	—	—	—	—
Marshall Brozost	—	—	—	—
Jeffrey Flug	—	—	—	—
Samuel L. Katz	—	—	—	—

(1)

The Fund will reimburse the independent trustees for all expenses incurred in connection with their service on the Board, including expenses associated with attending Board meetings in person. The independent

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trustees will be paid $15,000 and the audit committee chair will be paid $2,500 per year if the net assets of the Fund are below $75,000,000. If the net assets of the Fund exceed $75,000,000 but are below $150,000,000, the annual compensation of the independent trustees will increase to $30,000, and the audit committee chair will be paid $2,500. If the net assets of the Fund exceed $150,000,000, the annual compensation of the independent trustees will increase to $60,000, and the audit committee chair will be paid $5,000. We do not pay compensation to our trustees who also serve in an executive officer or interested trustee capacity.
(2)

The Fund had not commenced operations as of September 30, 2025. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year: Arthur H. Penn: $0; José A. Briones, Jr: $0; Adam K. Bernstein: $0; Marshall Brozost: $0; Jeffrey Flug: $0; Samuel L. Katz: $0.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of PennantPark, pursuant to the terms of the Investment Advisory Agreement. Our day-to-day investment operations are managed by PennantPark. In addition, we may reimburse PennantPark for any such costs and expenses which have been paid by PennantPark on our behalf.

Compensation of Officers

None of our officers who are employees of PennantPark will receive direct compensation from us. To the extent that we outsource any officer functions, we will pay the fees associated with such functions on a direct basis.

Trustee Beneficial Ownership of Shares

The table below shows the dollar range of securities of the Fund beneficially owned by each Trustee as of September 30, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)(3)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(4)
Interested Trustees
Arthur H. Penn	$50,001 – $100,000(5)	Over $100,000
José A. Briones, Jr.	None	Over $100,000

Independent Trustees
Adam K. Bernstein	None	Over $100,000
Marshall Brozost	None	Over $100,000
Jeffrey Flug	None	Over $100,000
Samuel L. Katz	None	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)	The dollar range of equity beneficially owned is based on the NAV per share as of September, 2025 of $25.00.
(4)	The family of investment companies includes the Fund, PennantPark Investment Corporation and PennantPark Floating Rate Capital Ltd.

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(5)	Mr. Penn could be deemed to be a beneficial owner of the Shares of the Fund on account of his being deemed to control the Adviser, PennantPark and certain of their affiliates.

Board Leadership Structure

Our business and affairs are managed under the direction of the Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, the Chief Executive Officer, or if provided otherwise by the Board, any trustee chosen by the Board may serve as chair to preside over meetings of the Board and meetings of shareholders and to perform such other duties as may be assigned to him or her by the Board. Arthur H. Penn serves as chairman of the Board and is an “interested person” by virtue of his role as Chief Executive Officer. We believe that it is in the best interests of our shareholders for Mr. Penn to serve as chair of the Board because of his significant experience in matters of relevance to our business. The Fund does not have a lead Independent Trustee.

The Board retains the authority to modify this structure to best address the Fund’s unique circumstances, and to advance the best interests of all shareholders, as and when appropriate. In addition, although we do not have a lead independent trustee, the Board believes that the current structure is appropriate, as the Fund has no employees and is externally managed by PennantPark, whereby all operations are conducted by PennantPark or its affiliates.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to us. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to us and our shareholders. Our Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with our chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for us at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

The Board will oversee our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board will implement its risk oversight function both as a whole and through its committees. In the course of providing oversight, the Board and its committees will receive reports on our and PennantPark’s activities, including reports regarding our investment portfolio and financial accounting and reporting. The Board will also receive a quarterly report from our chief compliance officer, who reports on our compliance with the federal and state securities laws and our internal compliance policies and procedures as well as those of PennantPark, the Transfer Agent and other service providers. The audit committee’s meetings with our independent registered public accounting firm will also contribute to its oversight of certain internal control risks. In addition, the Board will meet periodically with PennantPark to receive reports regarding our operations, including reports on certain investment and operational risks, and our Independent Trustees will be encouraged to communicate directly with senior members of our management.

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The Board believes that this role in risk oversight is appropriate. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated, and some risks are beyond the control of us, PennantPark and our other service providers.

CODES OF ETHICS

Each of the Fund and the Adviser has adopted a code of ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable (collectively the “Ethics Codes”). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Codes apply to the Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to pre-clear these transactions, including any proposed investments in initial public offerings or private placements. In addition, Access Persons are required to report their personal securities transactions for monitoring purposes. The Ethics Codes are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov and are attached as Exhibits to this registration statement.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to PennantPark, subject to the Board’s continuing oversight. The Policies require that PennantPark vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require PennantPark to present to the Board, at least annually, PennantPark’s Policies and a record of each proxy voted by PennantPark on behalf of the Fund, including a report on the resolution of all proxies identified by PennantPark involving a conflict of interest.

The Policies are included in Appendix B of this SAI. Information regarding how PennantPark voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ending September 30, 2026 will be available (1) on our website at www.pennantpark.com; and (2) on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling (212) 905-1000 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company.

PennantPark Private Holdings, LP, an affiliate of the Adviser, has made an initial investment in the Fund and is the sole shareholder and a control person of the Fund. For so long as such sole shareholder has greater than 25% interest in the Fund, it will be deemed a “control person” of the Fund for purposes of the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

PennantPark serves as the Fund’s investment adviser, and its principal address is 1691 Michigan Avenue, Miami Beach, FL 33139. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. The Adviser was formed on January 10, 2007, and operates as a Delaware limited liability company.

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Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will also furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management of the Fund.

Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The management fee is calculated and payable monthly in arrears at the annual rate of 1.25% of the Fund’s average daily gross assets during such period.

The incentive fee is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facilities and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.0588% in any calendar quarter (8.2353% annualized), and (3) 15.00% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.0588% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable.

The Adviser may, from time to time, voluntarily waive all or a portion of its management fee and incentive fee, and to the extent necessary, bear other expenses or make payments to the Fund in order to limit net expenses. The waiver is not contractual and may be terminated at any time. Additionally, the waiver is permanent, and any fees waived and/or expenses reimbursed may not be recouped by the Adviser.

Management Fee Waiver Agreement

The Adviser has agreed to temporarily waive base management and incentive fees payable to the Adviser under the Investment Advisory Agreement through December 31, 2026 (the “Management Fee Waiver”). Unless otherwise extended by agreement between the Fund and the Adviser, the management fee payable by the Fund after the termination of the Management Fee Waiver will be at the annual rate of 1.25% of the value of the Fund’s gross assets. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Adviser under the Expense Limitation Agreement (as defined below).

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Expense Limitation and Reimbursement

Pursuant to an Expense Limitation and Reimbursement Agreement, (the “Expense Limitation Agreement”) through December 31, 2026, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (annualized) (the “Expense Cap”). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than the Expense Cap (or, if a lower expense limit is then in effect, such lower limit) within the 36-month period after the Adviser bears the expense. This arrangement cannot be terminated prior to December 31, 2026 without the Board’s consent. “Specified Expenses” is currently defined to include all expenses incurred in the business of the Fund, including organizational costs, with the exception of (i) the base management fee, (ii) the incentive fee, (iii) the Shareholder Servicing Fee and/or Distribution Fee, as applicable (each as defined below), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), and (viii) Acquired Fund Fees and Expenses.

Conflicts of Interest

The professionals of the Adviser may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of us that currently exist or may be formed in the future. The Adviser may be engaged by such funds at any time and without the prior approval of shareholders or our board of trustees. Our board of trustees monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our shareholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Adviser, may serve as officers and directors of our controlled affiliates and affiliated funds. In addition, we note that any affiliated investment vehicles currently formed or formed in the future and managed by the Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Adviser may face conflicts in allocating investment opportunities between us and such other entities. Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Adviser or an investment manager affiliated with the Adviser. In any such case, when the Adviser identifies an investment, it is forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with any other affiliates that the Adviser currently has or forms in the future, subject to compliance with applicable regulations and regulatory guidance, our exemptive relief and our allocation procedures.

In the ordinary course of our investing activities, we pay investment advisory and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our shares invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Adviser has interests that differ from those of our shareholders, giving rise to a conflict. For example, the Adviser may seek to invest in more speculative investments in order to increase its incentive fee, which practice could result in higher investment losses, particularly during economic downturns.

We have entered into a license agreement, or the License Agreement, with PennantPark, pursuant to which the Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Adviser ceases to serve as our investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

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Administrator

PennantPark Investment Administration, LLC, located at 1691 Michigan Avenue, Miami Beach, FL 33139, serves as administrator of the Fund (the “Administrator”). Pursuant to an Administration Agreement (the “Administration Agreement”), the Administrator furnishes the Fund with the provisions of clerical and other administrative services necessary for the operation of the Fund. In addition to furnishing the Fund with office facilities, equipment, clerical, bookkeeping and record keeping services, the Administrator also oversees the Fund’s financial records as well as the preparation of the Fund’s reports to shareholders and reports filed with the SEC. The Administrator assists in the determination and publication of the Fund’s NAV, oversees the preparation and filing of the Fund’s tax returns, and monitors the payment of the Fund’s expenses as well as the performance of administrative and professional services rendered to the Fund by others.

For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our chief compliance officer, chief financial officer, corporate counsel and their respective staffs. Pursuant to the Administration Agreement, the Administrator may engage third parties to provide certain services under the Administration Agreement. Ultimus Fund Solutions, LLC serves as the sub-administrator of the Fund and is paid by the Administrator out of the fees it receives as the Fund’s administrator.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Adviser.

Arthur “Art” H. Penn, Terence Clerkin and Boaz Magid are portfolio managers of the Fund. For more information regarding the business experience of Messrs. Penn, Clerkin and Magid, see “Management of the Fund — Portfolio Management” in the Prospectus. In addition, PennantPark may retain additional investment personnel in the future based upon its needs.

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Other Accounts Managed

In addition to managing the Fund’s investments, as of June 30, 2025, the Fund’s portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Description	Total Assets (in millions)
PennantPark Floating Rate Capital Ltd.	Business Development Company	Primarily in loans bearing variable rates of interest and other investments made to U.S. middle-market private companies whose debt is rated below investment grade.	$2,522

PennantPark Investment Corporation	Business Development Company	Primarily in U.S. middle market companies in the form of first lien secured loans, second lien secured debt, subordinated debt and equity investments	$1,253

PennantPark Senior Loan Fund, LLC	Joint Venture	Primarily invests in middle-market and other corporate debt consistent with PennantPark Investment Corporation’s strategy.	$1,389

PennantPark Senior Secured Loan Fund I LLC	Joint Venture	Primarily floating rate loans, with an emphasis on senior secured loans, in middle-market leveraged companies.	$1,108

Other Managed Funds or Accounts(1)	Direct Lending Funds	Other credit opportunities.	$2,376

The following table identifies, based on gross assets as of June 30, 2025, (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets of such companies, vehicles and accounts.

Type of Account	Number of Accounts	Total Assets (in millions)
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	12	$2,213
Other Accounts	5	$163

Because the professionals of the Investment Adviser may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does or of investment funds managed by affiliates of the Fund that currently exist or may be formed in the future, such professionals and the Investment Adviser are subject to inherent conflicts of interest, including those described in the section of the Prospectus titled “Conflicts of Interest”.

Portfolio Manager Compensation

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from funds that they manage. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel.

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Ownership of Securities

The table below shows the dollar range of the Fund’s shares beneficially owned by each portfolio manager as of September 30, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Arthur H. Penn(4)	$50,001 – $100,000
Terence Clerkin	None
Boaz Magid	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.
(3)	The dollar range of equity beneficially owned is based on the Fund’s NAV per share of $25.00 as of the date hereof.
(4)	Mr. Penn could be deemed to be a beneficial owner of the Shares of the Fund on account of his being deemed to control the Adviser, PennantPark and certain of their affiliates.

ALLOCATION OF BROKERAGE

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Affiliated Party Transactions

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, trustees, investment advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Board pursuant to Section 17(e) under the 1940 Act and Rule 17(e)(1) thereunder which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of

25

shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Dechert LLP, located at 1900 K Street NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

Custodian

State Street Bank and Trust Company, (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is One Congress Street, Boston, MA 02114.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RSM US LLP (“RSM”), is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. RSM is located at 555 17th Street, Suite 1200, Denver, CO 80202.

26

APPENDIX A: FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Trustees of PennantPark Enhanced Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PennantPark Enhanced Income Fund (the Fund), as of September 2, 2025, and the related notes to the financial statements (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 2, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more PennantPark Investment Advisers, LLC’s advised entities since 2013.

Denver, Colorado

October 21, 2025

PennantPark Enhanced Income Fund

Statement of Assets and Liabilities

As of September 2, 2025

Assets:
Cash	$100,000

Total Assets	100,000

Liabilities	—

Net assets for shares of beneficial interest outstanding	$100,000

Net assets consist of:
Paid-in capital	$100,000

Class I Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	4,000

Net asset value, offering and redemption price per share	$25.00

SEE NOTES TO FINANCIAL STATEMENTS

PennantPark Enhanced Income Fund

Notes to the Financial Statements

As of September 2, 2025

1. ORGANIZATION

PennantPark Enhanced Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 8, 2025. On July 24, 2025, the Fund filed a registration statement on Form N-2 with the Securities and Exchange Commission to be registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act.

Upon the effective date of the Fund’s registration statement the Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for the taxable year ending September 30, 2026 and thereafter. The Fund intends to qualify annually thereafter as a RIC.

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in collateralized loan obligation, or CLO, debt securities, CLO equity or other debt securities, corporate bonds, corporate loans, and synthetic investments as consistent with our investment objectives and which may be of any credit quality.

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with PennantPark Investment Advisers, LLC (the “Investment Adviser”). The Fund has also entered into an administration agreement (the “Administration Agreement”) with PennantPark Investment Administration, LLC (the “Administrator”).

The Fund has no operations to date other than those relating to organizational matters. On September 2, 2025, the Investment Adviser purchased 4,000 Class I shares at $25.00 per share of the Fund (the “Common Stock”), which represented all of the issued and outstanding shares of Common Stock, for an aggregate purchase price of $100,000.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Investment Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights. The chief operating decision maker (“CODM”) is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of the Fund’s financial statements in conformity with U.S. generally accepted accounting principles (the “GAAP”), requires management to make estimates and assumptions that affect the reported amount of the Fund’s assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Changes in the economic and regulatory environment, financial markets, the credit worthiness of the Fund’s portfolio companies and any other parameters used in determining these estimates and assumptions could cause actual results to differ from such estimates and assumptions. References to the Financial Accounting Standards Board’s, or (the “FASB’s”), Accounting Standards Codification, as amended (the “ASC”), serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the financial statements are issued.

The Fund’s financial statements are prepared in accordance with GAAP, consistent with ASC Topic 946, Financial Services – Investment Companies.

PennantPark Enhanced Income Fund

Notes to the Financial Statements

As of September 2, 2025

The Fund’s significant accounting policies consistently applied are as follows:

(a) Share Valuation

The Net Asset Value (“NAV”) of the Fund is determined daily and the Fund’s NAV per share is calculated by dividing the Fund’s NAV by the total number of shares outstanding.

(b) Net Assets

The Fund intends to offer to the public three classes of shares: Class A shares, Class C shares and Class I shares. The Fund’s shares are offered at NAV plus the applicable sales load on a continuous basis. The initial NAV for Class A, Class C and Class I shares is $25.00.

(c) Income Taxes

The Fund intends to qualify as a RIC, and, if so qualified, would typically not incur material U.S. federal income taxes. However, the Fund may choose to retain a portion of the Fund’s calendar year income, which may result in the imposition of a federal excise tax.

(d) Organizational and Offering Costs

The Investment Adviser is responsible for payment of any and all organization and offering expenses incurred in connection with the initial public offering of shares. The Adviser will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.

3. AGREEMENTS AND RELATED PARTY TRANSACTIONS

(a) Investment Advisory Agreement

Under the Investment Advisory Agreement, the Investment Adviser, subject to the overall supervision of the Fund’s board of trustees, manages the day-to-day operations of and provides investment advisory services to the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, consisting of two components – a base management fee and an incentive fee.

Base Management Fee

The base management fee (“Base Management Fee”) will be calculated at an annual rate of 1.25% of the Fund’s average daily gross assets during such period and is payable quarterly in arrears. Base Management Fees for any partial month will be appropriately pro-rated.

Incentive Fee

The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears based on the “Pre- Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred

PennantPark Enhanced Income Fund

Notes to the Financial Statements

As of September 2, 2025

stock, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with payment-in-kind, or PIK, interest and zero coupon securities), accrued income that the Fund have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). The Fund pays the Adviser an incentive fee with respect to its Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s Pre- Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of the Fund’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre- Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.0588% in any calendar quarter (8.2353% annualized), and (3) 15.00% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.0588% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable.

(b) Management Fee Waiver Agreement

The Fund has entered into a management fee waiver agreement with the Investment Adviser (the “Management Fee Waiver”). The Investment Adviser has agreed to fully waive Base Management Fees and Incentive Fees payable to the Investment Adviser under the Investment Advisory Agreement through December 31, 2026. The Investment Adviser may amend or terminate the Management Fee Waiver, subject to approval of the Board.

The Base Management Fees and Incentive Fees payable by the Fund after the termination of the Management Fee Waiver will be calculated as discussed above. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Investment Adviser.

(c) Administration Agreement

Under the Administration Agreement, the Administrator provides administrative services and office facilities to the Fund. For providing these services, facilities and personnel, the Fund has agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and the Fund’s allocable portion of the cost of compensation and related expenses of the Fund’s Chief Compliance Officer, Chief Financial Officer, Corporate Counsel and their respective staffs.

Under the Administration Agreement, the Administrator may be reimbursed by the Fund for the costs and expenses to be borne by the Fund set forth above to include the costs and expenses allocable with respect to the provision of in-house legal, tax, or other professional advice and/or services to the Fund, including performing due diligence on its prospective portfolio companies as deemed appropriate by the Administrator, where such in-house personnel perform services that would be paid by the Fund if outside service providers provided the same services, subject to the Board’s oversight.

Pursuant to a sub-administration services agreement between the Administrator and Ultimus Fund Solutions, LLC (“Ultimus”) (the “Sub-Administration Agreement”), Ultimus serves as the sub-administrator of the Fund and is paid by the Administrator.

PennantPark Enhanced Income Fund

Notes to the Financial Statements

As of September 2, 2025

(d) Accounting Agent and Transfer Agent

Ultimus provides certain accounting and transfer agency services to the Fund pursuant to a master services agreement between the Fund and Ultimus (the “Master Services Agreement”).

(e) Distribution and Servicing

Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares. Pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), the Distributor will act on a reasonable efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

(f) Expense Limitation Agreement

The Fund has entered into an Expense Limitation and Reimbursement Agreement, (the “Expense Limitation Agreement”) with the Investment Adviser. Pursuant to the Expense Limitation Agreement the Investment Adviser has agreed to reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the Fund’s average daily value of the net assets (on an annualized basis) (the “Expense Limitation”).

Specified Expenses is defined to include all expenses incurred in the business of the Fund, other than (i) the Base Management Fee, (ii) the Incentive Fee, (iii) the distribution fee and/or shareholder servicing fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Investment Adviser), and (viii) Acquired Fund Fees and Expenses.

The Fund has agreed to repay the amount reimbursed by the Investment Adviser when and if requested by the Investment Adviser, as promptly as possible, on a quarterly basis, but only if and to the extent that such reimbursement does not cause the Fund’s Specified Expenses plus recoupment to exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (or, if a lower expense limit is in effect, such lower limit) within the 36-month period after the Investment Adviser bears the expense (“Excess Expenses”). Unless renewed by the Investment Adviser, the Expense Limitation Agreement will terminate on December 31, 2026.

4. CASH

Cash represents cash deposited at financial institutions. Cash deposited at financial institutions is insured by the Federal Deposit Insurance Corporation (“FDIC”), up to specified limits. The Fund believes it is not exposed to any significant risk of loss on its cash.

5. BENEFICIAL OWNERSHIP OF FUND SHARES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 2, 2025, the Investment Adviser owned 100% of the Fund.

6. COMMITMENTS AND CONTINGENCIES

From time to time, the Fund, the Investment Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of the Fund’s rights under contracts with the Fund’s portfolio

PennantPark Enhanced Income Fund

Notes to the Financial Statements

As of September 2, 2025

companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon the Fund’s financial condition or results of operations.

7. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the financial statements were issued.

PennantPark Enhanced Income Fund

Statement of Assets and Liabilities

As of September 30, 2025 (Unaudited)

Assets:
Cash and cash equivalents (cost—$100,000)	$100,000

Total Assets	100,000

Liabilities	—

Net assets for shares of beneficial interest outstanding	$100,000

Net assets consist of:
Paid-in capital	$100,000

Class I Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	4,000

Net asset value, offering and redemption price per share	$25.00

SEE NOTES TO FINANCIAL STATEMENTS

PennantPark Enhanced Income Fund

Notes to the Financial Statements

For the period September 3, 2025 through September 30, 2025 (Unaudited)

1. ORGANIZATION

PennantPark Enhanced Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 8, 2025. On July 24, 2025, the Fund filed a registration statement on Form N-2 with the Securities and Exchange Commission to be registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act.

Upon the effective date of the Fund’s registration statement the Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for the taxable year ending September 30, 2026 and thereafter. The Fund intends to qualify annually thereafter as a RIC.

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in collateralized loan obligation, or CLO, debt securities, CLO equity or other debt securities, corporate bonds, corporate loans, and synthetic investments as consistent with our investment objectives and which may be of any credit quality.

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with PennantPark Investment Advisers, LLC (the “Investment Adviser”). The Fund has also entered into an administration agreement (the “Administration Agreement”) with PennantPark Investment Administration, LLC (the “Administrator”).

The Fund has no operations to date other than those relating to organizational matters. On September 2, 2025, the Investment Adviser purchased 4,000 Class I shares at $25.00 per share of the Fund (the “Common Stock”), which represented all of the issued and outstanding shares of Common Stock, for an aggregate purchase price of $100,000.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Investment Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights. The chief operating decision maker (“CODM”) is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of the Fund’s financial statements in conformity with U.S. generally accepted accounting principles (the “GAAP”), requires management to make estimates and assumptions that affect the reported amount of the Fund’s assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Changes in the economic and regulatory environment, financial markets, the credit worthiness of the Fund’s portfolio companies and any other parameters used in determining these estimates and assumptions could cause actual results to differ from such estimates and assumptions. References to the Financial Accounting Standards Board’s, or (the “FASB’s”), Accounting Standards Codification, as amended (the “ASC”), serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the financial statements are issued.

PennantPark Enhanced Income Fund

Notes to the Financial Statements

For the period September 3, 2025 through September 30, 2025 (Unaudited)

The Fund’s financial statements are prepared in accordance with GAAP, consistent with ASC Topic 946, Financial Services – Investment Companies.

The Fund’s significant accounting policies consistently applied are as follows:

(a) Share Valuation

The Net Asset Value (“NAV”) of the Fund is determined daily and the Fund’s NAV per share is calculated by dividing the Fund’s NAV by the total number of shares outstanding.

(b) Net Assets

The Fund intends to offer to the public three classes of shares: Class A shares, Class C shares and Class I shares. The Fund’s shares are offered at NAV plus the applicable sales load on a continuous basis. The initial NAV for Class A, Class C and Class I shares is $25.00.

(c) Income Taxes

The Fund intends to qualify as a RIC, and, if so qualified, would typically not incur material U.S. federal income taxes. However, the Fund may choose to retain a portion of the Fund’s calendar year income, which may result in the imposition of a federal excise tax.

(d) Organizational and Offering Costs

The Investment Adviser is responsible for payment of any and all organization and offering expenses incurred in connection with the initial public offering of shares. The Adviser will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.

3. AGREEMENTS AND RELATED PARTY TRANSACTIONS

(a) Investment Advisory Agreement

Under the Investment Advisory Agreement, the Investment Adviser, subject to the overall supervision of the Fund’s board of trustees, manages the day-to-day operations of and provides investment advisory services to the Fund. For providing these services, the Investment Adviser receives a fee from the Fund, consisting of two components – a base management fee and an incentive fee.

Base Management Fee

The base management fee (“Base Management Fee”) will be calculated at an annual rate of 1.25% of the Fund’s average daily gross assets during such period and is payable quarterly in arrears. Base Management Fees for any partial month will be appropriately pro-rated.

Incentive Fee

The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears based on the “Pre- Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base

PennantPark Enhanced Income Fund

Notes to the Financial Statements

For the period September 3, 2025 through September 30, 2025 (Unaudited)

Management Fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, or OID, debt instruments with payment-in-kind, or PIK, interest and zero coupon securities), accrued income that the Fund have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). The Fund pays the Adviser an incentive fee with respect to its Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s Pre- Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of the Fund’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre- Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.0588% in any calendar quarter (8.2353% annualized), and (3) 15.00% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.0588% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable.

(b) Management Fee Waiver Agreement

The Fund has entered into a management fee waiver agreement with the Investment Adviser (the “Management Fee Waiver”). The Investment Adviser has agreed to fully waive Base Management Fees and Incentive Fees payable to the Investment Adviser under the Investment Advisory Agreement through December 31, 2026. The Investment Adviser may amend or terminate the Management Fee Waiver, subject to approval of the Board.

The Base Management Fees and Incentive Fees payable by the Fund after the termination of the Management Fee Waiver will be calculated as discussed above. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Investment Adviser.

(c) Administration Agreement

Under the Administration Agreement, the Administrator provides administrative services and office facilities to the Fund. For providing these services, facilities and personnel, the Fund has agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and the Fund’s allocable portion of the cost of compensation and related expenses of the Fund’s Chief Compliance Officer, Chief Financial Officer, Corporate Counsel and their respective staffs.

Under the Administration Agreement, the Administrator may be reimbursed by the Fund for the costs and expenses to be borne by the Fund set forth above to include the costs and expenses allocable with respect to the provision of in-house legal, tax, or other professional advice and/or services to the Fund, including performing due diligence on its prospective portfolio companies as deemed appropriate by the Administrator, where such in-house personnel perform services that would be paid by the Fund if outside service providers provided the same services, subject to the Board’s oversight.

PennantPark Enhanced Income Fund

Notes to the Financial Statements

For the period September 3, 2025 through September 30, 2025 (Unaudited)

Pursuant to a sub-administration services agreement between the Administrator and Ultimus Fund Solutions, LLC (“Ultimus”) (the “Sub-Administration Agreement”), Ultimus serves as the sub-administrator of the Fund and is paid by the Administrator.

(d) Accounting Agent and Transfer Agent

Ultimus provides certain accounting and transfer agency services to the Fund pursuant to a master services agreement between the Fund and Ultimus (the “Master Services Agreement”).

(e) Distribution and Servicing

Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares. Pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), the Distributor will act on a reasonable efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

(f) Expense Limitation Agreement

The Fund has entered into an Expense Limitation and Reimbursement Agreement, (the “Expense Limitation Agreement”) with the Investment Adviser. Pursuant to the Expense Limitation Agreement the Investment Adviser has agreed to reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the Fund’s average daily value of the net assets (on an annualized basis) (the “Expense Limitation”).

Specified Expenses is defined to include all expenses incurred in the business of the Fund, other than (i) the Base Management Fee, (ii) the Incentive Fee, (iii) the distribution fee and/or shareholder servicing fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Investment Adviser), and (viii) Acquired Fund Fees and Expenses.

The Fund has agreed to repay the amount reimbursed by the Investment Adviser when and if requested by the Investment Adviser, as promptly as possible, on a quarterly basis, but only if and to the extent that such reimbursement does not cause the Fund’s Specified Expenses plus recoupment to exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (or, if a lower expense limit is in effect, such lower limit) within the 36-month period after the Investment Adviser bears the expense (“Excess Expenses”). Unless renewed by the Investment Adviser, the Expense Limitation Agreement will terminate on December 31, 2026.

4. CASH AND CASH EQUIVALENTS

Cash and cash equivalents represent cash invested in overnight money market funds. These temporary investments with original maturities of 90 days or less are deemed cash equivalents. Cash deposited at financial institutions is insured by the Federal Deposit Insurance Corporation (“FDIC”), up to specified limits. At times, such balances may exceed FDIC insured amounts. As of September 30, 2025, cash and cash equivalents consisted of money market funds and non-money market in the amounts of $100,000 and $0, respectively. The Fund believes it is not exposed to any significant risk of loss on its cash and cash equivalents.

PennantPark Enhanced Income Fund

Notes to the Financial Statements

For the period September 3, 2025 through September 30, 2025 (Unaudited)

5. BENEFICIAL OWNERSHIP OF FUND SHARES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of September 30, 2025, the Investment Adviser owned 100% of the Fund.

6. COMMITMENTS AND CONTINGENCIES

From time to time, the Fund, the Investment Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of the Fund’s rights under contracts with the Fund’s portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon the Fund’s financial condition or results of operations.

7. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the financial statements were issued.

APPENDIX B: PROXY VOTING POLICIES

PROXY VOTING

PennantPark Investment Advisers, LLC (“PennantPark” or the “Adviser”) has adopted these written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6 of the Investment Advisers Act of 1940, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.1 PennantPark vote proxies relating to portfolio securities in what PennantPark perceives to be the best interest of its clients’ shareholders. PennantPark reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although PennantPark will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, PennantPark may vote for such a proposal if there exists compelling long-term reasons to do so.

PennantPark’s proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that PennantPark’s vote is not the product of a conflict of interest, PennantPark requires that: (1) anyone involved in the decision making process disclose to the chief compliance officer (“CCO”) any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST

PennantPark acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that PennantPark is aware of the facts necessary to identify conflicts, each employee of PennantPark who has responsibility for, or works in connection with, any advisory activities of PennantPark are required to disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with PennantPark or any affiliate will be considered only to the extent that PennantPark has actual knowledge of such relationships.

If PennantPark determines that voting a particular proxy would create a material conflict of interest between PennantPark’s interest or the interest of any of PennantPark’s affiliated parties and the interest of clients, PennantPark may choose one of several options including: (i) disclose such conflict of interest to the client and obtain the consent of the client before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; (iii) “mirror voting” the proxies in the same proportion as the votes of other proxy holders that are not PennantPark clients; or (iv) voting in accordance with pre-determined decision-making criteria, if it involves little or no discretion.

CLIENT REQUESTS FOR INFORMATION

Investment advisory clients may request a copy of PennantPark’s Proxy Voting Policies and Procedures and/or information about how PennantPark has voted securities in their account by contacting PennantPark. PennantPark will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client. However, to the extent that PennantPark may serve as subadviser to another adviser to a client, PennantPark will be deemed to be authorized to provide proxy voting records on such accounts to such other adviser.

[1]	See, Rel. No. IA-2106 (Jan. 31, 2003). See also, Rel. No. IC-25922 (Jan. 31, 2003) relating to voting proxies of portfolio securities of registered investment companies.

B-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Notes to Financial Statements.(3)

(2)	Exhibits:

(a)

(1) Certificate of Trust(2)

(2) Declaration of Trust(2)

(3) Amended and Restated Declaration of Trust(3)

(4) Second Amended and Restated Declaration of Trust(1)

(b)	Bylaws(3)

(c)	Not applicable.

(d)	Multiple Class Plan(3)

(e)	Distribution Reinvestment Plan(3)

(f)	Not applicable.

(g)	Investment Advisory Agreement(3)

(h)	(1) Distribution Agreement(1)

(2) Form of Financial Intermediary Agreement(3)

(3) Distribution and Servicing Plan(3)

(i)	Not applicable.

(j)	Custody Agreement(3)

(k)	(1) Administration Agreement(3)

(2) Sub-Administration Agreement(1)

(3) Management Fee Waiver Agreement(3)

(4) Expense Limitation and Reimbursement Agreement(3)

(5) Master Services Agreement(1)

(l)	Opinion and Consent of Counsel(3)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm(1)

(o)	Not applicable.

(p)	Initial Subscription Agreement(3)

(q)	Not applicable.

(r)	(1) Joint Code of Ethics of Registrant and Adviser(3)

(2) Code of Ethics of Distributor(3)

(s)	Not applicable.

(t)	Powers of Attorney(1)

(1)	Filed herewith.
(2)	Incorporated herein by reference to the Fund’s Registration Statement on Form N-2 filed on July 24, 2025 (File Nos. 811-24108 and 333-288919).
(3)	Incorporated herein by reference to the Fund’s Registration Statement on Form N-2 filed on November 17, 2025 (File Nos. 811-24108 and 333-288919).

Item 26. Marketing Arrangements

See the Distribution Agreement and Form of Financial Intermediary Agreement, which is filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

PennantPark Private Holdings, LP, an affiliate of the Adviser, has made an initial investment in the Fund and is the sole shareholder and a control person of the Fund. For so long as such sole shareholder has greater than 25% interest in the Fund, it will be deemed a “control person” of the Fund for purposes of the 1940 Act.

Item 29. Number of Holders of Securities

As of November 14, 2025:
Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class A	0
Shares of Beneficial Ownership for Class C	0
Shares of Beneficial Ownership for Class I	1

Item 30. Indemnification

Article V of the Amended and Restated Declaration of Trust of PennantPark Enhanced Income Fund, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(3).

The Investment Advisory Agreement provides that the Adviser will not be liable for or any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by the Adviser of its obligations or duties under the Investment Advisory Agreement. The Investment Advisory Agreement is incorporated by reference as Exhibit (g) to the Registrant’s Registration Statement.

The Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC (“Ultimus”) provides that the Registrant will indemnify Ultimus against certain liabilities. The Distribution Agreement is incorporated by reference as Exhibit (h)(1) to the Registrant’s Registration Statement.

The Registrant has entered into indemnification agreements with its officers and trustees. The indemnification agreements are intended to provide the Registrant’s officers and trustees the maximum indemnification permitted under Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”). Each indemnification agreement provides that the Registrant shall indemnify the trustee who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. PennantPark Investment Advisers, LLC (the “Adviser”) serves as investment adviser to the Registrant. The executive officers of the Adviser are listed in the investment adviser registration on Form ADV for the Adviser (File No. 801-67622) and are hereby incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

PennantPark Investment Advisers, LLC, the Registrant’s investment adviser, at 1691 Michigan Avenue, Miami Beach, FL 33139 (records relating to its functions as investment adviser).

Ultimus Fund Distributors, LLC, the Registrant’s distributor, at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (records relating to its functions as distributor).

State Street Bank and Trust Company, the Registrant’s custodian, at One Congress Street, Boston, MA 02114 (records relating to its functions as custodian).

PennantPark Investment Administration, LLC, the Registrant’s administrator, at 1691 Michigan Avenue, Miami Beach, FL 33139 (relating to its functions as administrator).

Ultimus Fund Solutions, LLC, the Registrant’s transfer agent, at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The Registrant undertakes:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, and State of Florida, on the 9th day of December, 2025.

PENNANTPARK ENHANCED INCOME FUND

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 9th day of December, 2025.

Signature	Title	Date

/s/ Arthur H. Penn	Chief Executive Officer & Trustee	December 9, 2025
Arthur H. Penn

/s/ Richard T. Allorto Jr	Chief Financial Officer (Principal Accounting Officer)	December 9, 2025
Richard T. Allorto Jr.

*	Trustee	December 9, 2025
Adam K. Bernstein

*	Trustee	December 9, 2025
José A. Briones, Jr.

*	Trustee	December 9, 2025
Marshall Brozost

*	Trustee	December 9, 2025
Jeffrey Flug

*	Trustee	December 9, 2025
Samuel L. Katz

*By:	/s/ Richard T. Allorto Jr.
Richard T. Allorto Jr.
As Attorney-in-Fact

The original powers of attorney authorizing Richard T. Allorto Jr. to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed have been executed and filed as an Exhibit hereto.

EXHIBIT LIST

(a)(4)	Second Amended and Restated Declaration of Trust

(h)(1)	Distribution Agreement

(k)(2)	Sub-Administration Agreement

(k)(5)	Master Services Agreement

(n)	Consent of Independent Registered Public Accounting Firm

(t)	Powers of Attorney